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                          CCC INFORMATION SERVICES INC.
                   401(k) RETIREMENT SAVINGS & INVESTMENT PLAN

                As Amended and Restated Effective January 1, 2001

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                               TABLE OF CONTENTS
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                                                                                                          PAGE
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ARTICLE I.       Introduction...............................................................................1

                 1.1.       Establishment and Purpose.......................................................1
                 1.2.       Applicability of the Plan.......................................................1

ARTICLE II.      Definitions................................................................................2

ARTICLE III.     Eligibility and Participation..............................................................9

                 3.1.       Eligibility Requirements........................................................9
                 3.2.       Enrollment Procedure............................................................9
                 3.3.       Eligible Employees Who Decline Participation....................................9
                 3.4.       Leaves of Absence...............................................................9
                 3.5.       Qualified Military Service......................................................9

ARTICLE IV.      Contributions by Employer.................................................................10

                 4.1.       Employer Contributions.........................................................10
                 4.2.       Before-Tax Contributions.......................................................10
                 4.3.       Limitations on Before-Tax Contributions........................................10
                 4.4.       Employer Matching Contribution.................................................14
                 4.5.       Code Section 401(m) Limitation on Employer Matching Contributions..............14
                 4.6.       Multiple Use...................................................................18
                 4.7.       Catch-Up Contributions.........................................................19

ARTICLE V.       Participant Contributions.................................................................20

                 5.1.       No After-Tax Contributions.....................................................20
                 5.2.       Rollover Contributions.........................................................20

ARTICLE VI.      Accounting Provisions and Allocations.....................................................21

                 6.1.       Participant's Accounts.........................................................21
                 6.2.       Investment Funds...............................................................21
                 6.3.       Allocation Procedure...........................................................23
                 6.4.       Determination of Value of Trust Fund and of Net Earnings or Losses.............23
                 6.5.       Allocation of Net Earnings or Losses...........................................24
                 6.6.       Allocation of Before-Tax Contributions.........................................24
                 6.7.       Allocation of Employer Matching Contributions..................................24
                 6.8.       Limitation on Annual Additions.................................................24

ARTICLE VII.     Amount of Payments to Participants........................................................26

                 7.1.       General Rule...................................................................26
                 7.2.       Retirement.....................................................................26
                 7.3.       Death..........................................................................26
                 7.4.       Disability.....................................................................26
                 7.5.       Vesting........................................................................27
                 7.6.       Resignation or Dismissal.......................................................27
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
                 7.7.       Computation of Period of Service...............................................27
                 7.8.       Treatment of Forfeitures.......................................................28

ARTICLE VIII.    Distributions.............................................................................30

                 8.1.       Commencement and Form of Distributions.........................................30
                 8.2.       Distributions to Beneficiaries.................................................32
                 8.3.       Beneficiaries..................................................................33
                 8.4.       Installment or Deferred Distributions..........................................34
                 8.5.       Form of Elections and Applications for Benefits................................34
                 8.6.       Unclaimed Distributions........................................................34
                 8.7.       In-Service Withdrawals.........................................................35
                 8.8.       Loans..........................................................................37
                 8.9.       Facility of Payment............................................................38
                 8.10.      Claims Procedure...............................................................39
                 8.11.      Eligible Rollover Distributions................................................40

ARTICLE IX.      Top-Heavy Plan Requirements...............................................................42

                 9.1.       Definitions....................................................................42
                 9.2.       Top-Heavy Plan Requirements....................................................45

ARTICLE X.       Powers and Duties of Plan Committee.......................................................47

                 10.1.      Appointment of Plan Committee..................................................47
                 10.2.      Powers and Duties of Committee.................................................47
                 10.3.      Committee Procedures...........................................................48
                 10.4.      Consultation with Advisors.....................................................49
                 10.5.      Committee Members as Participants..............................................49
                 10.6.      Records and Reports............................................................49
                 10.7.      Investment Policy..............................................................49
                 10.8.      Designation of Other Fiduciaries...............................................50
                 10.9.      Obligations of Committee.......................................................50
                 10.10.     Indemnification of the Committee...............................................51

ARTICLE XI.      Trustee and Trust Fund....................................................................52

                 11.1.      Trust Fund.....................................................................52
                 11.2.      Payments to Trust Fund and Expenses............................................52
                 11.3.      Trustee's Responsibilities.....................................................52
                 11.4.      Reversion to an Employer.......................................................52
                 11.5.      Allocation of Assets...........................................................52

ARTICLE XII.     Amendment or Termination..................................................................53

                 12.1.      Amendment......................................................................53
                 12.2.      Termination....................................................................53
                 12.3.      Form of Amendment, Discontinuance of Employer Contributions, and Termination...53
                 12.4.      Limitations on Amendments......................................................53
                 12.5.      Level of Benefits Upon Merger..................................................54
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                 12.6.      Vesting Upon Termination or Discontinuance of Employer Contributions;
                            Liquidation of Trust...........................................................54

ARTICLE XIII.    Miscellaneous.............................................................................56

                 13.1.      No Guarantee of Employment, Etc................................................56
                 13.2.      Nonalienation..................................................................56
                 13.3.      Qualified Domestic Relations Order.............................................56
                 13.4.      Controlling Law................................................................57
                 13.5.      Severability...................................................................57
                 13.6.      Notification of Addresses......................................................57
                 13.7.      Gender and Number..............................................................57

ARTICLE XIV.     Adoption by Affiliates....................................................................58

                 14.1.      Adoption of Plan...............................................................58
                 14.2.      The Company as Agent for Employer..............................................58
                 14.3.      Adoption of Amendments.........................................................58
                 14.4.      Termination....................................................................58
                 14.5.      Data to Be Furnished by Employers..............................................58
                 14.6.      Joint Employers................................................................58
                 14.7.      Expenses.......................................................................59
                 14.8.      Withdrawal.....................................................................59
                 14.9.      Prior Plans....................................................................59
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                          CCC INFORMATION SERVICES INC.
                  401(k) RETIREMENT SAVINGS & INVESTMENTS PLAN

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)

                                   ARTICLE I.
                                  INTRODUCTION

     1.1. ESTABLISHMENT AND PURPOSE. CCC Information Services Inc. (the "Company"), a Delaware corporation, previously established the CCC Information Services Inc. 401(k) Retirement Savings and Investment Plan (the "Plan") in order to provide eligible employees with the opportunity to accumulate funds for their retirement on a tax-deferred basis. The Plan is hereby amended and restated effective January 1, 2001 (the "Effective Date"), to incorporate the requirements of recent legislation and to make certain other changes to the Plan.

     The funds contributed to the Plan are held in a Trust under a trust agreement which is made a part of the Plan by reference. The Plan is intended to continue to satisfy the requirements of a tax-qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and of a cash or deferred arrangement under Section 401(k) of the Code, and to continue to comply with the applicable requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The related Trust is intended to continue to be exempt from tax under Section 501(a) of the Code.

     1.2. APPLICABILITY OF THE PLAN. The provisions of the Plan as set forth herein are applicable only to Employees in the employ of an Employer on and after the Effective Date. The rights and benefits of Employees whose employment terminated prior to the Effective Date and their Beneficiaries who are or will be receiving benefits under the Plan shall be determined in accordance with the Plan as in effect on the last day such Employees were employed by the Employer.

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                                   ARTICLE II.
                                   DEFINITIONS

     Whenever used in the Plan, the following words and phrases shall have the respective meanings stated below unless a different meaning is plainly required by the context, and when the defined meaning is intended, such term is capitalized.

     2.1. "ACCOUNT" means each of the individual accounts established pursuant to Article VI representing a Participant's allocable share of the Trust Fund.

     2.2. "ACCOUNTS" means the collective individual accounts established pursuant to Article VI.

     2.3. "ACTIVE PARTICIPANT" means a Participant who, on a given date, is employed by the Employer as an Eligible Employee.

     2.4. "ACTUAL DEFERRAL PERCENTAGE" and "ACTUAL DEFERRAL PERCENTAGE TEST" shall have the meaning set forth in Section 4.3.

     2.5. "AFFILIATE" means any corporation or entity, other than the Company that, as of a given date, is a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as determined in accordance with Code Sections 414(b), (c), (m) or (o), of which the Company is a member. For purposes of determining the amount of a Participant's Annual Addition or Section 415 Compensation and applying the limitations of Code Section 415 set forth in Article VI, "Affiliate" shall include any corporation or enterprise which, as of a given date, is a member of a controlled group of corporations or a group of trades or businesses under common control, as determined in accordance with Code Sections 414(b) or (c), as modified by Code Section 415(h), of which the Company is a member.

     2.6. "ANNUAL ADDITION" means, for any Limitation Year, the sum of (a) all Before-Tax Contributions and Employer Matching Contributions allocated to the Accounts of a Participant under this Plan; (b) any employer contributions and forfeitures allocated to such Participant under any other defined contribution plan maintained by the Employer or an Affiliate; and (c) amounts allocated to an individual medical account as defined in Code Section 415(1)(2) and amounts attributable to post-retirement medical benefits allocated to an account described in Code Section 419A(d)(2) maintained by the Employer or an Affiliate.

     2.7. "BEFORE-TAX CONTRIBUTIONS" means the sum of the Matched Before-Tax Contributions and the Supplemental Before-Tax Contributions made on behalf of a Participant by the Employer as described in Section 4.2.

     2.8. "BENEFICIARY" means the person, persons, trust or other entity designated in accordance with Section 8.3 to receive a benefit after the death of the Participant.

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     2.9. "CODE" means the Internal Revenue Code of 1986, as from time to time amended, and the temporary and final regulations issued thereunder.

     2.10."COMMITTEE" means the Plan Committee appointed pursuant to Article X.

     2.11."COMPANY" means CCC Information Services Inc., a Delaware corporation, and any successor thereto.

     2.12."CONSIDERED COMPENSATION" means the Participant's Section 415 Compensation for the Plan Year paid while he or she was an Active Participant, plus, for Plan Years beginning on and after January 1, 1998, amounts excluded from the Participant's income for the period under Code Sections 125 or 402(g)(3) and, for Plan Years beginning on and after January 1, 2001, amounts excluded from the Participant's income for the period under Code
Section 132(f)(4), but excluding in all years bonuses and commissions; provided, however, that Considered Compensation shall not include any amount in excess of $170,000 ($200,000 for Plan Years beginning on and after January 1, 2002) (as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Code Section 401(a)(17)(B)). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     2.13."CONTRIBUTION PERCENTAGE" and "CONTRIBUTION PERCENTAGE TEST" are described in Section 4.5.

     2.14."DEFINED BENEFIT DOLLAR LIMITATION" means an amount equal to $90,000, or, if greater, the amount in effect as of the last day of the Limitation Year under Code Section 415(b)(1)(A), as adjusted by the Secretary of the Treasury pursuant to Code Section 415(d).

     2.15."DEFINED CONTRIBUTION DOLLAR LIMITATION" means an amount equal to $30,000 (as adjusted by the Secretary of the Treasury pursuant to Code
Section 415(d)), prorated for any Limitation Year of less than 12 months.

     Notwithstanding the foregoing, effective for Limitation Years beginning after December 31, 2001, the Defined Contribution Dollar Limitation described above shall mean an amount equal to $40,000 or such greater amount as determined by the Secretary of the Treasury for that year.

     2.16."ELIGIBLE EMPLOYEE" means any employee carried on the payroll of the Employer other than (i) a Leased Employee, (ii) a member of a collective bargaining unit, provided that retirement benefits were the subject of good-faith bargaining between the members of the collective bargaining unit and the Employer, unless the collective bargaining agreement makes this Plan applicable to such employee, (iii) non-resident alien employees, and (iv) any person providing services to an Employer during the time when he or she is or was designated by the Company, in its sole discretion, as an independent contractor.

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     2.17."ELIGIBILITY PERIOD" is the twelve-month period used for the purpose of determining when certain employees are eligible to begin making Before-Tax Contributions under the Plan. An employee's first Eligibility Period shall commence on the date on which he or she first completes an Hour of Service. Subsequent Eligibility Periods shall commence on each January 1 which occurs after said date. Notwithstanding the foregoing, the initial Eligibility Period of a former employee who is reemployed after incurring one or more One-Year Breaks in Service and who is not eligible immediately to receive Employer Matching Contributions pursuant to Section 3.1(c), shall commence on the date on which he or she first completes an Hour of Service after such One-Year Break in Service, and subsequent Eligibility Periods shall commence on the January 1 which occurs after said date.

     2.18."EMPLOYER" means the Company and any Affiliate which adopts this Plan pursuant to Article XIV.

     2.19."EMPLOYER MATCHING CONTRIBUTIONS" means the contributions described in Section 4.4.

     2.20."ENTRY DATE" means the first day of each calendar month.

     2.21."ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.22."EXCESS FORFEITURE SUSPENSE ACCOUNT" is the account described in
Section 6.8.

     2.23."FIVE-PERCENT OWNER" means an employee described in Code
Section 416(i)(1).

     2.24."FUND" means one of the Funds established and maintained pursuant to
Article VI.

     2.25."HIGHLY COMPENSATED EMPLOYEE" means an employee of the Employer or an Affiliate who was a Participant eligible during the Plan Year to make Before-Tax Contributions and who:

          (a) was a Five-Percent Owner at any time during the Plan Year or the preceding Plan Year; or

          (b) received Section 415 Compensation in excess of $80,000 (as adjusted for increases in the cost of living by the Secretary of the Treasury) during the preceding Plan Year and was among the top 20% of the employees (disregarding those employees excludable under Code Section 414(q)(5)) when ranked on the basis of Section 415 Compensation paid for that year).

     2.26."HOUR OF SERVICE" means:

          (a) Each hour for which an employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliate;

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          (b)  Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate; and

          (c) Each hour for which an employee is paid or entitled to payment for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence. In crediting Hours of Service pursuant to this subparagraph (c), all payments made or due shall be taken into account, whether such payments are made directly by the Employer or an Affiliate or indirectly (e.g., through a trust fund or insurer to which the Employer or an Affiliate makes payments, or otherwise), except that:

               (i) no such Hours of Service shall be credited if payments are made or due under a plan maintained solely for the purpose of complying with any workers' compensation, unemployment compensation or disability insurance laws; and

               (ii) no such Hours of Service shall be credited for payments which are made solely to reimburse the employee for medical or medically related expenses.

The Hours of Service, if any, for which an employee is credited for a period in which he or she performs no duties shall be computed and credited to computation periods in accordance with 29 C.F.R. 2530.200b-2 and other applicable regulations promulgated by the Secretary of Labor. For purposes of computing the Hours of Service to be credited to an employee for whom a record of hours worked is not maintained, an employee shall be credited with 45 Hours of Service for each week in which he or she completes at least one Hour of Service. In addition, an employee shall be credited with Hours of Service for each week the employee is on a leave of absence in accordance with Section 3.4.

     2.27."LEASED EMPLOYEE" means any individual who is not carried on the payroll of the Employer or an Affiliate and who provides services for the Employer or an Affiliate if:

          (a) such services are provided pursuant to an agreement between the Employer or an Affiliate and any other person ("leasing organization");

          (b) such individual has performed such services for the Employer or an Affiliate (or a related person within the meaning of Code
               Section 144(a)(3)) on a substantially full-time basis for a period of at least one year; and

          (c) such services have been performed under the primary direction or control of the Employer or an Affiliate.

     2.28."LIMITATION YEAR" means the Plan Year.

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     2.29."MATCHED BEFORE-TAX CONTRIBUTIONS" means (i) the first $2,000 of
Before-Tax Contributions during the Plan Year for Participants whose Considered Compensation is less than $33,400 and (ii) Before-Tax Contributions up to 6% of Considered Compensation during the Plan Year for Participants whose Considered Compensation is $33,400 and above.

     2.30."NON-HIGHLY COMPENSATED EMPLOYEE" means, for any Plan Year, any employee of the Employer or Affiliate who (a) at any time during the Plan Year was a Participant eligible to make Before-Tax Contributions, and (b) was not a Highly Compensated Employee for such Plan Year.

     2.31."NORMAL RETIREMENT DATE" means a Participant's 65th birthday.

     2.32."ONE-PERCENT OWNER" means an employee described in Code
Section 416(i)(1).

     2.33."ONE-YEAR BREAK IN SERVICE" is a Plan Year in which an employee completes 500 Hours of Service or less. Solely for purposes of determining whether a One-Year Break in Service has occurred, "Hours of Service" shall also include each hour for which the employee otherwise would normally have been credited but for the employee's absence on a maternity or paternity absence. A maternity or paternity absence is an absence from work:

          (a)  by reason of the pregnancy of the employee;

          (b)  by reason of the birth of a child of the employee;

          (c) by reason of the placement of a child with the employee in connection with the adoption of such child by the employee; or

          (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

Any employee requesting such credit shall promptly furnish the Committee such information as the Committee requires to show that the absence from work is a maternity or paternity absence and the number of days for which there was such an absence. Except as otherwise provided in this Plan, no more than 501 hours shall be credited for a maternity or paternity absence. All such hours shall be credited in the Plan Year in which the absence begins if necessary to prevent a One-Year Break in Service in such Plan Year. If such hours are not necessary to prevent a One-Year Break in Service in such Plan Year, the hours shall be credited in the succeeding Plan Year if necessary to prevent a One-Year Break in Service in such Plan Year. In the event the Committee is unable to determine the hours which otherwise would normally have been credited for such absence, the employee shall be credited with 8 hours per day.

     2.34."PARTICIPANT" means:

          (a) a current employee of the Employer who has become a Participant in the Plan pursuant to Section 3.1 or;

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          (b)  a former employee for whose benefit an Account in the Trust Fund is maintained.

     2.35."PLAN" means the CCC Information Services Inc. 401(k) Retirement Savings & Investment Plan, as set forth herein and as amended from time to time.

     2.36."PLAN YEAR" means the calendar year.

     2.37."REQUIRED BEGINNING DATE" means:

          (a) for a Participant who is a Five-Percent Owner or who attained age 70 1/2 prior to January 1, 1999, April 1 following the calendar year in which the Participant attains age 70 1/2; or

          (b) for a Participant who attains age 70 1/2 on or after January 1, 1999 and who is not a Five-Percent Owner, April 1 following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant terminates employment.

     2.38."ROLLOVER CONTRIBUTION" means:

          (a) all or a portion of an eligible rollover distribution received by an employee from another qualified plan which is eligible for tax-free rollover to a qualified plan and which is rolled over by the employee to this Plan within 60 days following his or her receipt thereof;

          (b) amounts rolled over to this Plan from a conduit individual retirement account which has no assets other than assets (and the earnings thereon) which were (i) previously distributed to the employee by another qualified plan as an eligible rollover distribution, (ii) eligible for tax-free rollover to a qualified plan, and (iii) deposited in such conduit individual retirement account within 60 days of receipt thereof;

          (c) amounts distributed to the employee from a conduit individual retirement account meeting the requirements of (b) above, and rolled over by the employee to this Plan within 60 days of his or her receipt thereof from such conduit individual retirement account; and

          (d) amounts rolled over directly to this Plan by the trustee of another qualified plan pursuant to the provisions of Code
               Section 401(a)(31) and to any other related laws and regulations as in effect at the time of such direct rollover.

     2.39."SECTION 415 COMPENSATION" for a period means the Participant's wages as defined in Code Section 3401(a) for purposes of income tax withholding at the source, and all other payments of compensation to the Participant by the Employer for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, but determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed, plus, for Plan Years beginning on and after January 1, 1998, amounts excluded from the Participant's income for the period under Code Section 125 or 402(g)(3) and, for Plan Years beginning on and after January 1, 2001, amounts excluded from the Participant's income for the period under Code Section 132(f)(4).

     2.40."SEGREGATED LOAN" is any loan treated as a separate investment in accordance with Section 6.1.

     2.41."THE 1.25 TEST" is the test described in Sections 4.3(b)(i)(A) and 4.5(a)(i).

     2.42."THE 2.0 TEST" is the test described in Sections 4.3(b)(i)(B) and 4.5(a)(ii).

     2.43."TRUST" or "TRUST FUND" means the Trust established in accordance with Article XI.

     2.44."TRUSTEE" means the Trustee or Trustees under the Trust referred to in Article XI.

     2.45."VALUATION DATE" means the daily date as of which the Investment Committee shall determine the value of each Account.

     2.46."YEAR OF SERVICE" is any Plan Year in which an employee completes 1,000 or more Hours of Service.

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                                  ARTICLE III.
                          ELIGIBILITY AND PARTICIPATION

     3.1. ELIGIBILITY REQUIREMENTS.

          (a) All Participants in the Plan as of December 31, 2000, shall continue to be Participants in this Plan as of the Effective Date.

          (b) All other Eligible Employees, who are regularly scheduled to work more than 20 hours per week, shall be eligible to participate in the Plan on the Entry Date following the later of (i) the date on which they complete an Hour of Service and (ii) their 21st birthday.

          (c) Eligible Employees who are regularly scheduled to work 20 hours per week or less shall be eligible to participate on the Entry Date coinciding with or next following the later of (i) the last day of the first Eligibility Period in which they complete 1,000 Hours of Service and (ii) their 21st birthday.

     3.2. ENROLLMENT PROCEDURE. Each Eligible Employee who intends to participate in the Plan shall complete such enrollment steps as may be established from time to time by the Committee signifying his or her election to become a Participant and specifying the rate of his or her contributions pursuant to Section 4.2. Subject to such rules as shall be prescribed by the Committee, an Eligible Employee who has met the eligibility requirements of
Section 3.1 shall become a Participant as of the first Entry Date after his or her completing of an election to participate in the Plan.

     3.3. ELIGIBLE EMPLOYEES WHO DECLINE PARTICIPATION. An Eligible Employee who does not become a Participant when first eligible may nevertheless elect to become a Participant as of any subsequent date by filing a participation election as described in Section 3.2 in accordance with the procedures that the Committee may prescribe, provided he/she is still an Eligible Employee.

     3.4. LEAVES OF ABSENCE. An employee shall be credited with 45 Hours of Service for each full week that the employee is on a layoff or a leave of absence, if he or she is not otherwise credited with such Hours of Service. Any such leave of absence must be granted in writing and pursuant to the Employer's established leave policy, which shall be administered in a uniform and nondiscriminatory manner to similarly situated employees.

     3.5. QUALIFIED MILITARY SERVICE. Notwithstanding any provision of this Plan to the contrary, effective on and after December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

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                                   ARTICLE IV.
                            CONTRIBUTIONS BY EMPLOYER

     4.1. EMPLOYER CONTRIBUTIONS.

     Subject to the right reserved to the Employer to alter, amend or discontinue this Plan and the Trust, the Employer shall for each Plan Year contribute to the Trust Fund an amount equal to the sum of:

          (a)  the Before-Tax Contributions; and

          (b)  the Employer Matching Contributions.

Notwithstanding the foregoing, the total Employer contributions made under
Section 4.1(b) for any taxable year shall not exceed the amount deductible for that year under Section 404(a)(3)(A) of the Code, and shall not exceed the total amount allowable as Annual Additions to Participants' Accounts for the Plan Year in which that taxable year ends. The Employer shall make such contributions as of the close of the Plan Year, or at such other times as the Employer shall determine, but in no event later than such time as the Code may allow to qualify such contributions for current federal income tax deduction by the Employer for its fiscal year.

     4.2. BEFORE-TAX CONTRIBUTIONS.

     Subject to the provisions of Sections 4.1, 4.3 and 6.8, each Active Participant may for each Plan Year elect to have the Employer make a Before-Tax Contribution on his or her behalf in an amount (in whole percentages) equal to at least 1% but not in excess of 14% (25% for Plan Years beginning on and after January 1, 2002) of his or her Considered Compensation.

     Any election under Section 4.1(a) above shall be deemed to be a continuing election until changed by the Participant. An Active Participant may change his or her election once each calendar month by filing written notice at the time and in the manner as the Committee shall prescribe in its procedures; provided, however, that an Active Participant who ceases making Before-Tax Contributions may not resume making Before-Tax Contributions for 12 months following such cessation (six months effective January 1, 2002).

     All Before-Tax Contributions shall be made through periodic payroll deductions. The Employer will transmit Before-Tax Contributions to the Trustee for investment as soon as practicable after the deduction from Considered Compensation, but in no event later than 15 days after the end of the month in which the particular deductions are made.

     4.3. LIMITATIONS ON BEFORE-TAX CONTRIBUTIONS.

          (a) In no event shall a Participant's Before-Tax Contributions during any calendar year exceed the dollar limitation contained in Code
               Section 402(g) in effect at the beginning of such calendar year (which for 2002 shall be $11,000), as adjusted by the Secretary of the Treasury. If a

               Participant's Before-Tax Contributions, together with any additional elective contributions to a qualified cash or deferred arrangement, and any elective deferrals under a tax-sheltered annuity program or a SIMPLE plan, exceed such dollar limitation for any calendar year, such excess, and any earnings allocable thereto, shall be distributed to the Participant by April 15 of the following year; provided that, if such excess contributions were made to a plan or arrangement not maintained by the Employer or an Affiliate, the Participant must first notify the Committee of the amount of such excess allocable to this Plan by March 1 of the following year.

          (b) Notwithstanding any other provision of this Plan to the contrary, the Before-Tax Contributions for the Highly Compensated Employees for the Plan Year shall be reduced in accordance with the following provisions:

               (i) The Before-Tax Contributions of the Highly Compensated Employees shall be reduced if neither of the Actual Deferral Percentage Tests set forth in (A) or (B) below is satisfied after taking into account the provisions of subsection (f) below:

                    (A) THE 1.25 TEST. The Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 1.25.

                    (B) THE 2.0 TEST. The Actual Deferral Percentage of the Highly Compensated Employees is not more than 2 percentage points greater than the Actual Deferral Percentage of the Non-Highly Compensated Employees and the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 2.0.

                    (C) As used in this subsection, "Actual Deferral Percentage" means:

                         (i) With respect to Non-Highly Compensated Employees, the average of the ratios of each Non-Highly Compensated Employee's Before-Tax Contributions with respect to the prior Plan Year, to each such Participant's Considered Compensation for such Plan Year; and

                         (ii) With respect to Highly Compensated Employees, the
                              average of the ratios of each Highly Compensated Employee's Before-Tax

                              Contributions with respect to the current Plan Year, to each such Participant's Considered Compensation for such Plan Year.

               (ii) All Before-Tax Contributions made under this Plan and all before-tax contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Actual Deferral Percentage ratios of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(k) under which the Highly Compensated Employee is eligible as a single plan.

               (iii)If neither Actual Deferral Percentage Test is satisfied as of the end of the Plan Year, the Committee shall cause the Before-Tax Contributions for Highly Compensated Employees to be reduced and refunded to each such Highly Compensated Employee in accordance with this paragraph (iii) and paragraph (iv), respectively, until either Actual Deferral Percentage Test is satisfied. The sequence for determining the amount of such reductions shall begin with Highly Compensated Employees who elected to defer the greatest percentage of Considered Compensation, assuming that Supplemental Before-Tax Contributions represent the last contribution made to the Participant's Account, then the second greatest percentage amount, continuing until either Actual Deferral Percentage Test is satisfied. This process shall continue through the remaining Supplemental Before-Tax Contributions and continuing with the Matched Before-Tax Contributions until either Actual Deferral Percentage Test is satisfied.

                    Notwithstanding the foregoing, effective for Plan Years beginning on or after January 1, 1997, reductions will be determined in order of the dollar amount of Considered Compensation deferred by the Highly Compensated Employees, rather than in order of the percentage of Considered Compensation deferred.

               (iv) Once the total amount of reductions have been determined under (iii) above, the Committee shall direct the Trustee to distribute as a refund to the appropriate Highly Compensated Employees an allocable portion of such reduction and to treat as forfeitures the appropriate amount of Employer Matching Contributions, together with the net earnings or losses allocable thereto. The Committee shall designate such distribution and forfeiture as a distribution of excess Before-Tax Contributions and forfeiture of excess Employer Matching Contributions, determine the amount of the allocable net earnings or losses to be distributed and forfeited in accordance with subsections (c) and (d) below, and cause such distributions and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which the excess Before-Tax Contributions and excess Employer Matching Contributions were made.

               Notwithstanding anything in this subsection (b) to the contrary, the provisions of this subsection shall apply separately with respect to each group of employees who are members of a collective bargaining unit (if any) and the group of employees who are not members of a collective bargaining unit.

          (c) Net earnings or losses to be refunded with the excess Before-Tax Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made.

               The net earnings or losses allocable to the excess Before-Tax Contributions for the Plan Year shall be determined in the manner set forth in Article VI.

          (d) Net earnings or losses to be treated as forfeitures together with the Employer Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses on Employer Matching Contributions shall be determined in the same manner as in subsection (c) above, except that the phrase "Employer Matching Contribution" shall be substituted for the phrase "Before-Tax Contribution" wherever used therein.

          (e) Any Employer Matching Contribution treated as a forfeiture pursuant to subsection (b) above shall be used to reduce the Employer Matching Contribution in Section 4.4.

          (f) For the purpose of avoiding the necessity of adjustments pursuant to this Section or Section 6.8:

               (i) The Committee may adopt such rules as it deems necessary or desirable to:

                    (A) impose limitations during a Plan Year on the percentage of Before-Tax Contributions elected by Participants pursuant to Section 4.2 for the purpose of avoiding the necessity of adjustments pursuant to this Section or Section 6.8 or to comply with any other applicable law or regulation; or

                    (B) increase during a Plan Year the percentage of Considered Compensation with respect to which a Participant may elect a Before-Tax Contribution for the purpose of providing Participants with the opportunity to increase their Before-Tax Contributions within the limitations of this Section 4.3;

               (ii) The Employer may at its sole discretion make fully vested contributions to the Plan which will be allocated to the Before-Tax Accounts of one or more Participants who are Non-Highly Compensated Employees in such amounts as the Employer directs for the purpose of complying with the applicable limits on Before-Tax Contributions in the Code. Such contributions will not be taken into account in the allocation of Employer Matching Contributions.

               (iii)The Committee, in its sole discretion, may elect for a Plan
                    Year to perform the test under subsection (b) separately for those Active Participants who have not yet attained age 21 and completed one Year of Service or, alternatively, beginning with the 1999 Plan Year, exclude such Active Participants who are Non-Highly Compensated Employees from testing under this subsection (iii).

          (g) The amount of the Before-Tax Contributions to be made pursuant to a Participant's election shall reduce the compensation otherwise payable to the Participant by the Employer.

          (h) The amount of each Participant's Matched Before-Tax Contributions and Supplemental Before-Tax Contributions as determined under this Section 4.3 is subject to the provisions of Section 6.8.

     4.4. EMPLOYER MATCHING CONTRIBUTION. Subject to the provisions of Sections
4.1 and 6.8, the Employer shall pay to the Trustee, for each Plan Year, an amount which, when added to the forfeitures of Employer Matching Contributions for the Plan Year, shall be equal to 50% of the Matched Before-Tax Contributions made on behalf of each Participant.

     4.5. CODE SECTION 401(m) LIMITATION ON EMPLOYER MATCHING CONTRIBUTIONS. Notwithstanding any other provision to the contrary, the Employer Matching Contributions of the Highly Compensated Employees (after any reduction under Section 4.3(b)(iii) shall be reduced in accordance with the following provisions:

          (a) The Employer Matching Contributions of the Highly Compensated Employees shall be reduced if neither of the Contribution Percentage Tests set forth in (i) or (ii) below is satisfied, after taking into account the provisions of subsection (i) below:

               (i) THE 1.25 TEST. The Contribution Percentage of the Highly Compensated Employees is not more than the Contribution Percentage of all Non-Highly Compensated Employees multiplied by 1.25.

               (ii) THE 2.0 TEST. The Contribution Percentage of the Highly
                    Compensated Employees is not more than 2 percentage points greater than the Contribution Percentage of all Non-Highly Compensated Employees, and the Contribution Percentage of the Highly Compensated Employees is not more than the Contribution Percentage of all Non-Highly Compensated Employees multiplied by 2.0.

          (b) As used in this Section 4.5, "Contribution Percentage" means either (i) or (ii) below:

               (i)  (A)  With respect to Non-Highly Compensated Employees, the average of the ratios of each Non-Highly Compensated Employee's Employer Matching Contributions with respect to the prior Plan Year, to each such Participant's Considered Compensation for such Plan Year; and

                    (B) With respect to Highly Compensated Employees, the average of the ratios of each Highly Compensated Employee's Employer Matching Contributions with respect to the current Plan Year, to each such Participant's Considered Compensation for such Plan Year.

               (ii) (A) With respect to Non-Highly Compensated Employees, the average of the ratios of each Non-Highly Compensated Employee's share of Employer Matching Contributions, plus designated Before-Tax Contributions, if applicable, with respect to the prior Plan Year, to each such Participant's Considered Compensation for such Plan Year; and

                    (B) With respect to Highly Compensated Employees, the average of the ratios of each Highly Compensated Employee's share of Employer Matching Contributions, plus designated Before-Tax Contributions, if applicable, with respect to the current Plan Year, to each such Participant's Considered Compensation for such Plan Year.

                         If neither Contribution Percentage Test is satisfied using the definition of Contribution Percentage set forth in this subsection 4.5(b)(i), the tests shall be applied using the definition of Contribution Percentage set forth in this subsection 4.5(b)(ii).

                    (iii)All Employer Matching Contributions made under this
                         Plan and all employee contributions and matching contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(m), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Contribution Percentage ratio of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(m) under which the Highly Compensated Employee is eligible as a single plan.

               (c) If neither Contribution Percentage Test is satisfied as of the end of the Plan Year, the Committee shall first cause the Employer Matching Contributions of the Highly Compensated Employees to be reduced and refunded or forfeited, as the case may be, in accordance with this subsection (c) and subsection (d) until either Contribution Percentage Test is satisfied. The sequence for determining the amount of such reductions shall begin with Highly Compensated Employees who received the greatest amount of Employer Matching Contributions as a percentage of Considered Compensation, then the second greatest percentage amount, continuing until either Contribution Percentage Test is satisfied. This process shall continue through the remaining Employer Matching Contributions for Highly Compensated Employees until either Contribution Percentage Test is satisfied.

                    Notwithstanding the foregoing, effective for Plan Years beginning on or after January 1, 1997, reductions will be determined in order of the dollar amount of the Employer Matching Contributions that are made on behalf of the Highly Compensated Employees, rather than in order of the percentage of Employer Matching Contributions (as a percentage of Considered Compensation).

               (d) Once the total amount of reductions have been determined under (c) above, the Committee shall direct the Trustee to distribute to the appropriate Highly Compensated Employees the amount of any excess vested Employer Matching Contribution attributable to such Highly Compensated Employees, and to treat as a forfeiture the appropriate amount of any excess nonvested Employer Matching Contributions, together with the net earnings or losses allocable thereto. The Committee shall designate such distribution and forfeiture as a distribution and forfeiture of excess contributions, determine the amount of the allocable net earnings or losses to be distributed in accordance with subsection (e) below, and cause such distributions and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which such excess Employer Matching Contributions were made.

               (e) Net earnings or losses to be refunded with the excess Employer Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses shall be determined in the same manner as in Section 4.3(c), except that the phrases ("Employer Matching Contributions") and ("Matching Account") shall be substituted for the phrases "Before-Tax Contributions" and "Before-Tax Account" wherever used therein.

               (f) Net earnings or losses to be treated as forfeitures together with the Employer Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses shall be determined in the same manner as in
                    Section 4.3(c), except that the phrases "Employer Matching Contribution" and "Matching Account" shall be substituted for the phrases "Before-Tax Contribution" and "Before-Tax Account" wherever used therein.

               (g) Any Employer Matching Contributions which are treated as forfeitures pursuant to subsection (d) above shall be used to reduce the Employer Matching Contribution in Section 4.4.

               (h) For the purpose of avoiding the necessity of adjustments pursuant to this Section or Section 6.8, the Employer may in its sole discretion make fully vested contributions to the Plan, which will be allocated to the Matching Accounts of one or more Participants who are Non-Highly Compensated Employees, in such amounts as the Employer directs for the purpose of complying with applicable limits on Employer Matching Contributions in the Code. Such contributions will not be taken into account in the allocation of Employer Matching Contributions.

               (i) The Committee, in its sole discretion, may elect for a Plan Year to perform the test under subsection (a) separately for those Active Participants who have not yet attained age 21 and completed one Year of Service or, alternatively, beginning with the 1999 Plan Year, exclude such Active Participants who are Non-Highly Compensated Employees from testing under this subsection (i).

     4.6. MULTIPLE USE.

          (a) This Section 4.6 will be applicable if the 2.0 Test is used to satisfy both the Actual Deferral Percentage Test and the Contribution Percentage Test. If this Section 4.6 is applicable, the Committee shall determine whether a "Multiple Use" has occurred, and if such a Multiple Use has occurred, the Employer Matching Contributions of the Highly Compensated Employees shall be reduced in accordance with the provisions of subsection (c) below.

          (b) A Multiple Use occurs when, for the Highly Compensated Employees, the sum of the Actual Deferral Percentage used to satisfy the 2.0 Test plus the Contribution Percentage used to satisfy the 2.0 Test exceeds the "Aggregate Limit." The Aggregate Limit is the greater of (i) or (ii) below, determined as follows:

               (i)  (A)  First, multiply 1.25 by the greater of (I) the Actual
                         Deferral Percentage, or (II) the Contribution Percentage of the Non-Highly Compensated Employees;

                    (B) Second, add 2.0 to the lesser of (I) or (II) above, provided that such sum shall not exceed 2 times the lesser of (I) or (II) above; and

                    (C) Finally, add the results from (A) and (B) to determine the Aggregate Limit; or

               (ii) (A) First, multiply 1.25 by the lesser of (I) the Actual Deferral Percentage, or (II) the Contribution Percentage of the Non-Highly Compensated Employees;

                    (B) Second, add 2.0 to the greater of (I) or (II) above, provided that such sum shall not exceed 2 times the greater of (I) or (II) above; and

                    (C) Finally, add the results from (A) and (B) to determine the Aggregate Limit.

          (c) If a Multiple Use has occurred, such Multiple Use shall be corrected by reducing the Contribution Percentage of Highly Compensated Employees, in accordance with the provisions of
               Section 4.5, until the sum of the Actual Deferral Percentage plus the Contribution Percentage for the Highly Compensated Employees equals the Aggregate Limit.

          (d) Net earnings or losses to be treated as forfeitures together with the excess nonvested Employer Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses shall be determined in the same manner as in Section 4.3(c) except that the phrase "Employer Matching Contribution" shall be substituted for the phrase "Before-Tax Contribution" wherever used therein.

          (e) Any Employer Matching Contributions which are treated as forfeitures pursuant to Section 4.5(d) above shall be used to reduce the Employer Matching Contribution in Section 4.4.

          (f) Notwithstanding the foregoing, the restriction on the Multiple Use, which may occur as a result of the testing under the limitations described in Sections 4.3 and 4.5 of the Plan, shall not apply for Plan Years beginning after December 31, 2001.

     4.7. CATCH-UP CONTRIBUTIONS. In addition to the ability to elect Before-Tax Contributions under Section 4.2 of the Plan, effective after December 31, 2001, all Eligible Employees who have attained age 50 before the close of the Plan Year shall be eligible to make "Catch-Up Contributions" in accordance with, and subject to the limitations of, Section 414(v) of the Code. An Eligible Employee who is eligible to make Catch-Up Contributions who contributes the maximum permissible amount pursuant to Section 4.3 of the Plan (and Code Section 402(g)) shall be deemed to have elected to make the maximum Catch-Up Contribution permitted under Code Section 414(v) for that Plan Year. Such deemed election shall be in effect until revoked or changed in accordance with the procedures prescribed by the Committee, as set forth in Section 4.2 of the Plan. Within a reasonable period prior to the effective date of this Section 4.7, all Eligible Employees shall receive a notice that explains the automatic election prescribed by this Section and the right to have no such election made or to alter the amount of such election. This notice shall also explain the procedures for exercising this right.

     Catch-Up Contributions shall not be taken into account for purposes of the limitation on the maximum amount of such Participant's Before-Tax Contributions for a Plan Year under Section 4.3 of the Plan (and Section 402(g) of the Code) or the limitation on contributions for a Plan Year under Section 6.8 of the Plan (and Section 415(c) of the Code). Further, by allowing such Catch-Up Contributions, the Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as applicable.

                                   ARTICLE V.
                            PARTICIPANT CONTRIBUTIONS

     5.1. NO AFTER-TAX CONTRIBUTIONS.

          No after-tax contributions are required or permitted under the Plan.

     5.2. ROLLOVER CONTRIBUTIONS.

          (a) A Rollover Contribution may be rolled over in cash to the Trust Fund for the benefit of an Eligible Employee with the permission of the Committee; provided that such amount is not attributable to a partial withdrawal made pursuant to Section 8.7. Prior to accepting any rollover which is intended to be a Rollover Contribution, the Committee may require the Eligible Employee to establish that the amount to be rolled over meets the definition of a Rollover Contribution and any other limitations of the Code applicable to such rollovers.

          (b) If the Committee determines after a Rollover Contribution has been made that such Rollover Contribution did not in fact constitute a Rollover Contribution as defined in Section 2.38, the amount of such Rollover Contribution and any earnings thereon shall be returned to the Eligible Employee.

          (c) Each Participant's Rollover Contribution shall be credited to his or her Rollover Account and invested in accordance with
               Article VI. A Participant's Rollover Account shall be fully vested and nonforfeitable.

          (d) The Rollover Contribution of a Participant shall be allocated to his or her Rollover Account as of the Valuation Date coinciding with or next succeeding the date on which such amounts are received by the Trustee.

          (e) Amounts may be distributed from a Participant's Rollover Account under the terms and conditions described in Articles VII and VIII.

                                   ARTICLE VI.
                      ACCOUNTING PROVISIONS AND ALLOCATIONS

     6.1. PARTICIPANT'S ACCOUNTS.

          (a) For each Participant there shall be maintained as appropriate a separate Before-Tax Account, Matching Account (which shall be divided into a Pre-1999 Matching Subaccount and a Post-1998 Matching Subaccount) and Rollover Account. Each Account (and subaccount) shall be credited with the amount of contributions, forfeitures, interest and earnings of the Trust Fund allocated to such Account and shall be charged with all distributions, withdrawals and losses of the Trust Fund allocated to such Account.

          (b) The Committee shall also establish and maintain an Account with respect to each Segregated Loan made to a Participant pursuant to
               Section 8.8. The Participant's Segregated Loan Account shall be credited with the value of any notes held by the Account. The value of any principal payments by the Participant to the Segregated Loan Account shall be promptly charged to the Segregated Loan Account and transferred along with any interest payments to the separate investment Funds.

     6.2. INVESTMENT FUNDS.

          (a) The Trust Fund shall consist of separate investment funds ("Funds") as established from time to time by the Committee. Each Participant's (or Beneficiary's) share in the Trust Fund shall consist of an undivided interest in the respective assets of one or more Funds. Except as otherwise provided, each Participant's (or Beneficiary's) share in each such Fund shall be measured by the proportion of the Fund that is attributable to the Participant's Account, as compared to the proportion of the Fund that is attributable to all other Accounts as of the date such share is being determined. For purposes of allocation of income and valuation, such Fund shall be considered separately. No Fund shall share in the gains or losses of any other, and no Fund shall be valued by taking into account any assets or distributions from any other.

          (b) Each Fund shall be established and invested by the Trustee in accordance with the investment policies determined, or as the Trustee may be directed, from time to time by the Committee. The Committee may from time to time also direct the Funds with similar investment objectives be consolidated.

               (i) One Fund shall be the CCC Stock Fund, through which the Participant may invest up to 25% of current Before-Tax Contributions and Employer Matching Contributions in common stock of CCC Information Services Group Inc. ("CCC Stock"). Any such election shall be made by the Participant giving notice thereof to the Trustee by such notice as the Trustee deems necessary, and such notice shall specify the amount of such funds to be transferred and the Account from which the transfer is to be made. Any such election shall be at the absolute discretion of the Participant and shall be binding upon the Trustee. Upon any such election being made, the amount of such funds to be transferred shall be deducted from his or her Account as appropriate and added to a controlled account of the Participant. All dividends and interest thereafter received with respect to such transferred funds, as well as any appreciation or depreciation in his or her investments shall be added to or deducted from his or her controlled account.

               (ii) A Participant shall be entitled to direct the Trustee as to the manner in which voting and other rights will be exercised with respect to the shares of CCC Stock allocated to the Participant's Accounts. All Participants whose Accounts include investments in CCC Stock shall be notified within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed by the Employer to shareholders regarding the exercise of such rights. To the extent a Participant fails to provide the Trustee with directions, the Trustee shall abstain from voting or otherwise exercising such rights. The Committee may establish such additional procedures with respect to voting and other rights as it, in its discretion, deems appropriate.

          (c) Each Participant shall file a written election, in accordance with the procedures that the Committee may prescribe, directing that the amounts allocated to his or her respective Accounts and received by the Trustee shall be invested proportionately in one or more of the Funds in multiples of 1% of each such allocation. Such investment election shall remain in effect for any subsequent allocations to the Participant's Accounts, except that the Participant shall be entitled to change the investment election once each business day for future contributions and forfeitures in a manner and at a time prescribed by the Committee. In the event a Participant fails to file an effective investment election form with the Committee, 100% of the contributions and forfeitures allocated to his or her Accounts shall be invested in a fixed income fund, or such other fund as the Committee shall establish.

          (d) Each Business Day, in accordance with procedures prescribed by the Committee, a Participant shall also be entitled to elect to change the investment of his or her Accounts from one Fund to any other Fund in multiples of 1% of the balance of such Account in such Fund.

          (e) Wherever in this Section 6.2 the term "Participant" is used, it shall be deemed to include, where applicable, (i) the Beneficiary of a deceased Participant who is entitled to any portion of the deceased Participant's Accounts, and (ii) an alternate payee under a qualified domestic relations order described in Code
               Section 414(p).

          (f)  The Plan is intended to constitute a plan described in
               Section 404(c) of the Employee Retirement Income Security Act and Title 29 of Federal Regulations Section 2550.404c-1. To the extent permitted by law, the fiduciary of the Plan shall be relieved of liability for any losses which are the direct and necessary result of investment instructions given by any Participant.

     6.3. ALLOCATION PROCEDURE.

          (a)  As of each Valuation Date, the Committee shall:

               (i) first, allocate the net earnings or losses of the Trust Fund pursuant to Section 6.5;

               (ii) second, allocate Before-Tax Contributions pursuant to
                    Section 6.6;

               (iii)third, allocate Employer Matching Contributions pursuant to
                    Section 6.7;

               (iv) fourth, allocate Rollover Contributions pursuant to
                    Section 5.2.

          (b) All contributions to the Trust made by or on behalf of a Participant shall be deposited in the form of cash or other acceptable assets in the Trust Fund as soon as practicable and shall be credited to the appropriate Accounts of such Participant as of the Valuation Date received by the Trust Fund; provided that any contributions made with respect to a Plan Year must be credited to the appropriate Accounts of such Participant as of no later than the last day of such Plan Year. All contributions to the Trust shall be credited at the values determined as of the date received by the Trust Fund.

     6.4. DETERMINATION OF VALUE OF TRUST FUND AND OF NET EARNINGS OR LOSSES. As of each Valuation Date, the Trustee shall determine for the period then ended the sum of the net earnings or losses of the Trust Fund, which shall reflect accrued but unpaid interest, dividends, gains or losses realized from the sale, exchange or collection of assets, other income received, appreciation or depreciation in the fair market value of assets, administration expenses, and taxes and other expenses paid. Gains or losses realized and adjustments for appreciation or depreciation in fair market value shall be computed with respect to the difference between such value as of the preceding Valuation Date or date of purchase, whichever is later, and the value as of the date of disposition or the current Valuation Date, whichever is earlier. To the extent that any assets of the Trust have been invested in one or more separate investment trusts, mutual funds, investment contracts or similar investment media, the net earnings or losses attributable to such investments shall be determined in accordance with the procedures of such investment media.

     6.5. ALLOCATION OF NET EARNINGS OR LOSSES. As of each Valuation Date, the net earnings or losses of each Fund established under Section 6.2 for the day shall be allocated to the Accounts of all Participants (or Beneficiaries of deceased Participants) having credits in the Fund both then and at the beginning of that day. Such allocation shall be in the ratio that (i) the net credits to each Account of each Participant at the beginning of such day, less the total amount of any distributions from such Account to such Participant during that day bears to (ii) the total net credits to all such Accounts of all Participants at the beginning of such day, less the total amount of distributions from all such Accounts to all Participants during such day. Notwithstanding the foregoing, to the extent the assets of the Trust have been invested in one or more separate investment trusts, mutual funds, investment contracts or similar investment media, the net earnings or losses attributable to such investments shall be allocated to the Accounts of Participants or Beneficiaries on the basis of the balances of such Accounts, but in accordance with the procedures of the respective investment media in which such assets are invested.

     6.6. ALLOCATION OF BEFORE-TAX CONTRIBUTIONS. As of each Valuation Date, the Before-Tax Contributions received on behalf of each Participant shall be allocated to such Participant's Before-Tax Account in accordance with
Section 6.3.

     6.7. ALLOCATION OF EMPLOYER MATCHING CONTRIBUTIONS. As of each Valuation Date, the Employer Matching Contribution received on behalf of each Participant shall be allocated to the Matching Account of such Participant in accordance with Section 6.3.

     6.8. LIMITATION ON ANNUAL ADDITIONS.

          (a) The Annual Additions allocated to the Account of a Participant during a Limitation Year shall not exceed the lesser of:

               (i) 25% of the Participant's Section 415 Compensation for the Limitation Year; or

               (ii) the Defined Contribution Dollar Limitation for the
                    Limitation Year.

               Notwithstanding the foregoing, and except to the extent permitted under Section 4.7 of the Plan and Section 414(v) of the Code, effective for Limitation Years beginning after December 31, 2001, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

               (i) 100% of the Participant's Section 415 Compensation for the Limitation Year; or

               (ii) the Defined Contribution Dollar Limitation for the
                    Limitation Year.

               For purposes of subsection (i) immediately above, Section 415 Compensation shall not include any contribution for medical benefits after separation from service (within the meaning of Sections 401(h) or 419(A) of the Code) which is otherwise treated as an Annual Addition.

          (b) If the Annual Addition for a Participant for a Limitation Year exceeds the limitation set forth in Section 6.8(a), the Annual Addition shall be reduced until it equals the maximum permissible Annual Addition for such Participant. The contribution allocable to such Participant's respective Accounts shall be reduced by reducing (A) the Supplemental Before-Tax Contributions and (B) the Matched Before-Tax Contributions and Employer Matching Contributions, proportionately. The Annual Addition remaining after such reductions shall be allocated to the Participant's respective Accounts.

          (c) Any forfeiture which cannot be allocated under the Plan because of the application of the above limit shall be carried in the Excess Forfeiture Suspense Account for such Plan Year. In the next succeeding Plan Year, the amounts included in such Account shall be treated as a forfeiture for such Plan Year and shall be allocated to the Eligible Participants' Matching Accounts (and as such will be again subject to the limitations of this Section 6.8 for such Plan Year). Amounts which are included in the Excess Forfeiture Suspense Account as of the end of a Plan Year shall be treated as a liability of the Trust Fund. Upon termination of the Plan, amounts then held in the Excess Forfeiture Suspense Account which cannot be allocated pursuant to this Section shall revert to the Employer.

          (d) Notwithstanding anything to the contrary in this Plan, any Before-Tax Contributions reduced in accordance with subsection
               (b) above shall be distributed to the Participant with allocable earnings in accordance with Treasury Regulation
               Section 1.415-6(b)(6)(iv).

                                  ARTICLE VII.
                       AMOUNT OF PAYMENTS TO PARTICIPANTS

     7.1. GENERAL RULE.

          (a) Upon the retirement, disability, resignation or dismissal of a Participant, the Participant, or in the event of his or her death, the Participant's Beneficiary, shall be entitled to receive from the Participant's respective Accounts in the Trust Fund the following amounts as of the Valuation Date coinciding with the date distributions are made:

               (i) the value of the Participant's Before-Tax Account, Pre-1999 Matching Subaccount, and Rollover Account; and

               (ii) the value of the nonforfeitable portion of his or her
                    Post-1998 Matching Subaccount determined as hereafter set forth;

               provided that such amounts shall be adjusted to reflect any contributions made by or on behalf of the Participant but not yet included in (i) or (ii) above.

          (b) The time and manner of distribution of a Participant's Accounts shall be determined in accordance with Article VIII.

     7.2. RETIREMENT. Any Participant may retire on or after his or her Normal Retirement Date, at which date the forfeitable portion, if any, of his or her Post-1998 Matching Subaccount shall become nonforfeitable. If the retirement of a Participant is deferred beyond his or her Normal Retirement Date, he/she shall continue in full participation in the Plan and Trust Fund.

     7.3. DEATH. As of the date any Participant shall die while in the employ of the Employer or an Affiliate, the forfeitable portion, if any, of his or her Post-1998 Matching Subaccount shall become nonforfeitable.

     7.4. DISABILITY.

          (a) As of the date any Participant shall be determined by the Committee to have become totally and permanently disabled because of physical or mental infirmity while in the employ of the Employer or an Affiliate and his or her employment shall have terminated, the forfeitable portion, if any, of his or her Post-1998 Matching Subaccount shall become nonforfeitable.

          (b) A Participant shall be deemed totally and permanently disabled when he/she has been determined to be eligible for disability benefits under the Company's Long-Term Disability Plan by reason of such disability.

     7.5. VESTING. A Participant's interest in his or her Before-Tax Account, Pre-1999 Matching Subaccount and Rollover Account shall be nonforfeitable at all times. A Participant's interest in his or her Post-1998 Matching Subaccount shall be determined under Section 7.6.

     7.6. RESIGNATION OR DISMISSAL.

          (a) If any Participant shall resign or be dismissed from the service of the Employer and all Affiliates on or after January 1, 1999, there shall become nonforfeitable a portion or all of his or her Post-1998 Matching Subaccount determined in accordance with the following schedule, subject to Section 7.7:

                                                                Nonforfeitable
                Years of Service                                  Percentage
                ----------------                                  ----------
                Less than 1                                            0%
                1 but less than 2                                     33%
                2 but less than 3                                     67%
                3 or more                                            100%

               Notwithstanding anything in the foregoing to the contrary, any Participant with 3 or more Years of Service as of December 31, 1998, shall be 100% vested in his or her Post-1998 Matching Subaccount at all times.

          (b) Any part of the Post-1998 Matching Subaccount of such Participant which does not become nonforfeitable shall be treated as a forfeiture pursuant to Section 7.8.

     7.7. COMPUTATION OF PERIOD OF SERVICE.

          (a) For purposes of determining the nonforfeitable percentage of the Participant's Post-1998 Matching Subaccount, and subject to all applicable laws and regulations, all Years of Service shall be taken into account, except that the following shall be disregarded:

               (i) In the case of a Participant whose nonforfeitable balance of his or her Matching Account is 0, Years of Service before a period consisting of 5 consecutive One-Year Breaks in Service, if the number of consecutive One-Year Breaks in Service equals or exceeds the aggregate number of Years of Service before such One-Year Breaks in Service. Such aggregate number of Years of Service before such One-Year Breaks in Service shall not include any Years of Service disregarded by reason of any prior One-Year Breaks in Service.

               (ii) An Eligible Employee who completes an Eligibility Period which overlaps two calendar years, but fails to complete 1,000 Hours of Service in either of such Plan Years, shall also be credited with one Year of Service with respect to such Eligibility Period.

               (iii)In the case of a Participant who incurs 5 or more
                    consecutive One-Year Breaks in Service, Years of Service completed after such One-Year Breaks in Service for purposes of determining his or her nonforfeitable right in the balance of his or her Post-1998 Matching Subaccount determined as of the date such One-Year Breaks in Service began.

     7.8. TREATMENT OF FORFEITURES.

          (a) Upon termination of a Participant's employment with the Employer and all Affiliates, that part of his or her Post-1998 Matching Subaccount which becomes a forfeiture pursuant to Section 7.6 shall be applied to reduce the Employer Matching Contribution of such Participant's Employer as of the end of the month in which the termination of employment occurred if the Participant is not then reemployed by the Employer or an Affiliate. Such amounts shall be used first to pay the Plan's administrative expenses in the year in which the forfeiture arises, and then used to reduce the Employer Matching Contributions under Section 4.4.

          (b) If the Participant is reemployed by the Employer or an Affiliate without incurring 5 consecutive One-Year Breaks in Service and before distribution of the nonforfeitable portion of his or her Post-1998 Matching Subaccount, the amount of the forfeiture (plus any earnings and losses attributable thereto if the Participant did not receive a complete distribution of the Participant's Vested Account) shall be restored to the Participant's Matching Account as of the last day of the month in which he/she is reemployed.

          (c) If the Participant is reemployed by the Employer or an Affiliate without incurring 5 consecutive One-Year Breaks in Service, but after distribution of the nonforfeitable portion of his or her Matching Account, and if the Participant repays the amount distributed before the earlier of

               (i)  5 years from the date of such reemployment; or

               (ii) the end of 5 consecutive One-Year Breaks in Service
                    following the date of such distribution,

               the amount of the Matching Account distributed to the Participant and the amount of the forfeiture shall be restored to his or her Matching Account as of the last day of the Plan Year in which such repayment is made.

          (d)  Amounts restored to a Participant's Matching Account pursuant to
               (b) or (c) above shall be deducted from the forfeitures which otherwise would be allocable for the Plan Year in which such reemployment or repayment occurs or, to the extent such forfeitures are insufficient, shall require a supplemental contribution from the Employer.

                                  ARTICLE VIII.
                                  DISTRIBUTIONS

     8.1. COMMENCEMENT AND FORM OF DISTRIBUTIONS.

          (a) Distribution of a Participant's Accounts in the Trust Fund following termination of employment with the Employer and all Affiliates shall commence on or as soon as practicable after the first to occur of:

               (i) the date set forth in the Participant's request for distribution; provided that, if (A) the Committee has notified the Participant of the availability of such distribution in a manner that would satisfy the notice requirements of Treasury Regulation Section 1.411(a)-11(c), and (B) such notification is given no more than 90 days prior to the distribution date requested by the Participant. Such distribution may commence less than 30 days after the date the notice required under Treasury Regulation
                    Section 1.411(a)-11(c) is given if:

                    (A) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution; and

                    (B) the Participant, after receiving the notice, affirmatively elects a distribution; or

               (ii) the 60th day after the close of the later of the Plan Year in which the Participant attains age 65 or terminates employment with the Employer and all Affiliates, unless the Participant has elected to defer the distribution to a later date.

          (b) In all events, distribution shall commence no later than the Required Beginning Date, and subsequent distributions required to be made each year for compliance with Code Section 401(a)(9) and the regulations promulgated thereunder shall be made no later than December 31 of such year.

          (c) The value of a Participant's Accounts which is distributable to a Participant who has terminated employment with the Employer and all Affiliates for any reason shall be distributed in either of the following ways, as the Participant may request by filing such election form as shall be prescribed by the Committee, and in accordance with applicable laws and regulations

               (i)  by payment in one lump sum; or

               (ii) substantially equal annual installments over a period not to exceed ten years, which except for the final payment shall not be less than $100;

               A Participant may change such election under subsection (c)(i) above at any time which is both before his or her Required Beginning Date and before any payment is made from the Plan pursuant to a prior election of the Participant. If no election as to the form of distribution is made, such distribution shall be made in a lump sum payment. In addition, subject to such restrictions and conditions as may be adopted by the Committee, a Participant may change the specified period of his or her quarterly payment election after distributions have commenced.

          (d) The vested balance of a Participant's Accounts shall be paid to the Participant over a period not to exceed his or her life expectancy or the joint life expectancy of the Participant and his or her Beneficiary. The minimum amount of any installment distribution and determination of the life expectancy of a Participant and the joint life expectancy of a Participant and his or her Beneficiary shall be determined in accordance with the regulations prescribed under Code Section 401(a)(9); provided that the life expectancy of a Participant or his or her spouse shall be redetermined annually. In no event shall the amount distributable in any year be less than the amount determined in accordance with the minimum distribution incidental benefit requirements of Treasury Regulation Section 1.401(a)(9)-2.

          (e) Notwithstanding anything in this Section 8.1 to the contrary, if a Participant has terminated employment with the Employer and all Affiliates, and if the vested balance of such Participant's Accounts does not exceed $3,500 ($5,000 for Plan Years beginning on and after January 1, 1998) at the time a distribution is to be made from the Plan and distribution pursuant to this Section 8.1 has not otherwise commenced, the Committee shall direct the Trustee to distribute such amount in a lump sum payment to the individual so entitled and the payment thereof shall be in full satisfaction of any liability of the Trust to such individual. Any Participant whose vested balance of his or her Accounts is 0% shall be deemed to have received a lump sum payment upon termination of employment.

               Notwithstanding the foregoing, and for purposes of applying the provisions of this Section 8.1(e) and Section 12.6(c) of the Plan, for distributions made on or after October 17, 2000, a non-consensual cash-out may occur even if the vested balance of the Participant's Accounts exceeded $5,000 on a prior distribution date.

               In addition, effective after December 31, 2001, for purposes of determining whether the sum of such Participant's vested Account balances is less than or equal to $5,000 in accordance with this
               Section 8.1(e) of the Plan, as well as under Section 12.6(c) of the Plan, the balance of the Participant's Rollover Account (and earnings allocated thereto) shall be disregarded. If the sum of the Participant's vested Account balances is less than or equal to $5,000 without regard to the balance of his or her Rollover Account (and earnings allocated thereto), the Plan Committee shall direct the Trustee to distribute the Participant's vested Account balance in a lump sum (in cash) without the consent of the Participant (or Beneficiary) in accordance with this
               Section 8.1(e) of the Plan.

               A Participant may request by filing such notice as shall be prescribed by the Committee, and in accordance with applicable laws and regulations, a direct rollover of such single sum distribution to an employee's trust in which he/she is a participant, which is described in Code Section 401(a) and which is exempt from tax under Code Section 501(a), or to an individual retirement arrangement described in Code Section 408 in accordance with Section 8.11.

          (f) Notwithstanding anything in this Section 8.1 to the contrary, if the amount of any distribution required to commence on a certain date cannot be ascertained by such date, a payment retroactive to such date may be made no later than 60 days after the earliest date on which such amount can be ascertained.

     8.2. DISTRIBUTIONS TO BENEFICIARIES.

          (a) (i) If a Participant should die before benefit payments have commenced, the balance of the deceased Participant's Accounts which is distributable to a Beneficiary shall be distributed to such Beneficiary in one lump sum amount, as soon as practicable after the Participant's death, but in no event later than the December 31 coinciding with or next following the 5th anniversary of the Participant's death; provided, however, that if the Beneficiary is the Participant's spouse, such spouse may elect a direct rollover to an individual retirement arrangement described in Code Section 408, in accordance with Section 8.11.

               (ii) If a Participant should die after commencement of his or her benefit under Section 8.1(c)(ii), the Participant's Beneficiary may elect to receive the remaining balance in the Participant's Accounts in a lump sum amount; provided, however, that if the Beneficiary is the Participant's surviving spouse, such Beneficiary may also elect (A) to receive installments over any period which is at least as rapid as the method of distribution in effect at the time of the

                    Participant's death or (B) a direct rollover to an individual retirement arrangement described in Code
                    Section 408, in accordance with Section 8.11.

          (b) In the event that the distribution of the Participant's Accounts has begun in accordance with Section 8.1(c)(ii), any form of distribution to a Beneficiary under this Article VIII shall be designed to distribute the balance of the deceased Participant's Accounts at least as rapidly as under the method of distribution in effect at the time of the Participant's death.

          (c) If a Beneficiary to whom payments have commenced dies prior to receipt of all such payments, the remaining balance of the Participant's Accounts shall be distributed to any contingent or successor Beneficiary at least as rapidly as under the method of distribution in effect at the time of the Beneficiary's death, or if there is no such contingent or successor Beneficiary, in a lump sum to the deceased Beneficiary's estate.

          (d) The life expectancy of a Beneficiary who is the surviving spouse of the Participant shall be redetermined annually in accordance with regulations prescribed under Code Section 401(a)(9).

          (e) Notwithstanding anything contained herein to the contrary, with respect to distributions under the Plan made in Plan Years beginning on and after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, until the end of the last Plan Year before the effective date of final regulations issued or such other date specified in guidance provided by the Internal Revenue Service.

     8.3. BENEFICIARIES.

          (a) The balance of a deceased Participant's Accounts shall be distributed to the persons effectively designated by the Participant as his or her Beneficiaries. To be effective, the designation shall be filed in such written form as the Committee requires and in such manner as the Committee may prescribe, and may include contingent or successive Beneficiaries; provided that any designation by a Participant who is married at the time of his or her death or, if earlier, the date his or her benefit payments commence, which fails to name the Participant's surviving spouse as the sole primary Beneficiary, shall not be effective unless such surviving spouse has consented to the designation in writing, witnessed by a Plan representative or notary public, acknowledging the effect of the designation and the specific non-spouse Beneficiary, including any class of Beneficiaries or any contingent Beneficiary. Such consent shall not be required if, at the time of filing such designation, the

               Participant established to the satisfaction of the Committee that the consent of the Participant's spouse could not be obtained because there is no spouse, such spouse could not be located or by reason of such other circumstances as may be prescribed by regulations. Any consent (or establishment that the consent could not be obtained) shall be effective only with respect to such spouse. Any Participant may change his or her beneficiary designation at any time by filing with the Committee a new beneficiary designation (with such spousal consent as may be required). Notwithstanding the foregoing, designation of a Beneficiary by a Participant who did not have an Hour of Service after August 22, 1984, shall not require the consent of his or her surviving spouse to be effective.

          (b) If a Participant dies, and to the knowledge of the Committee after reasonable inquiry leaves no surviving spouse, has not filed an effective beneficiary designation or has revoked all such designations, or has filed an effective designation but the Beneficiary or Beneficiaries predeceased him/her, the distributable portion of the Participant's Accounts shall be paid to the executor or administrator of the Participant's estate.

               (i) If the Beneficiary, having survived the Participant, shall die prior to the final and complete distribution of the Participant's Accounts, then the distributable portion of said Accounts shall be paid:

                    (A) to the contingent or successive Beneficiary named in the most recent effective Beneficiary designation filed by the Participant in accordance with such designation; or

                    (B) if no such Beneficiary has been named, to the executor or administrator of the Beneficiary's estate.

     8.4. INSTALLMENT OR DEFERRED DISTRIBUTIONS. If distribution is made to a Participant or to the Beneficiary of a deceased Participant in installments or is deferred, the undistributed vested balance shall share in the net earnings or losses (including the net adjustments in the value of the Trust Fund) as provided in Section 6.5.

     8.5. FORM OF ELECTIONS AND APPLICATIONS FOR BENEFITS. Any election, revocation of an election or application for benefits pursuant to the Plan shall not be effective unless it is (a) made on such form, if any, as the Committee may prescribe for such purpose; (b) signed by the Participant and, if required by Section 8.3, by the Participant's spouse; and (c) filed with the Committee.

     8.6. UNCLAIMED DISTRIBUTIONS. In the event any distribution cannot be made because the person entitled thereto cannot be located and the distribution remains unclaimed for 2 years after the distribution date established by the Committee, then such amount shall be treated as a forfeiture and shall be used to reduce the Employer Matching Contribution. In the event such person subsequently files a valid claim for such amount, such amount shall be restored to the Participant's Accounts in a manner similar to the restoration of forfeitures under Section 7.8.

     8.7. IN-SERVICE WITHDRAWALS.

          (a) A Participant who has attained his or her Normal Retirement Age may make a withdrawal of the nonforfeitable portion of his or her Accounts without any restrictions or limitations, except that such withdrawal shall not reduce the nonforfeitable value of the Participant's Accounts below the amount of any loans outstanding to such Participant pursuant to Section 8.8.

          (b) A Participant who has not attained his or her Normal Retirement Age may not make a withdrawal from his or her Matching Account.

          (c) A Participant who has attained age 59 1/2 may make a withdrawal from his or her Before-Tax Account without any restrictions or limitations, except that such withdrawal shall not reduce the nonforfeitable value of the Participant's Accounts below the amount of any loans outstanding to such Participant pursuant to
               Section 8.8.

          (d) A Participant who has not reached the age of 59 1/2 may make a withdrawal of amounts in his or her Before-Tax Account only upon furnishing proof to the Committee of immediate and heavy financial hardship. In addition, except as may otherwise be permitted by the Committee on a uniform and nondiscriminatory basis, such withdrawal shall not reduce the nonforfeitable value of the Participant's Accounts below the amount of any loans outstanding to such Participant pursuant to Section 8.8. The Committee shall only make a determination of financial hardship if the distribution to be made is made on account of an immediate and heavy financial need of the Participant, and the funds distributed are necessary to satisfy the Participant's need. The amount of the distribution shall not be in excess of the immediate and heavy financial need of the Participant, taking into account any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

               (i) The determination of whether a Participant has an immediate and heavy financial need is to be made by the Committee on the basis of all relevant facts and circumstances. Only the following expenses shall be deemed to constitute an immediate and heavy financial need:

                    (A)  expenses for medical care (as described in Code
                    Section 213(d)) incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Code

                         Section 152) or necessary for these persons to obtain such care;

                    (B) the purchase (excluding mortgage payments) of a Participant's principal residence;

                    (C) tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents;

                    (D) preventing foreclosure on or eviction from the Participant's principal residence;

                    (E) any other event or expense deemed an immediate and heavy financial need by the Internal Revenue Service.

               (ii) The determination of whether a distribution is necessary to satisfy the immediate and heavy financial need of the Participant shall be made by the Committee on the basis of all relevant facts and circumstances. The Committee shall determine that a distribution is necessary to satisfy the financial need if the Participant demonstrates to the satisfaction of the Committee that all of the following requirements are satisfied:

                    (A) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, taking into account any amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

                    (B) the Participant has obtained all distributions (other than hardship distributions) and all nontaxable loans currently available under all of the plans maintained by the Employer or any Affiliate;

                    (C) the Participant will not make any contributions to any retirement plan (other than mandatory employee contributions to a defined benefit plan) maintained by the Employer or any Affiliate for 12 months after receiving the hardship distribution, and the Participant may not make any contributions to this Plan until the January 1 coinciding with or next following the first anniversary of the date on which the Participant received the hardship distribution; and

                    (D) the Participant's Before-Tax Contributions to this Plan and to all plans maintained by the Employer and any Affiliate, in the calendar year following the calendar year of the hardship distribution, do not exceed the limitation in Code Section 402(g)(1) applicable to such following calendar year, minus the amount of his or her Before-Tax Contributions for the calendar year of the hardship distribution.

                         Notwithstanding the provisions in
                         Section 8.7(d)(ii)(C), a Participant who receives a hardship withdrawal after December 31, 2001, under
                         Section 8.7 of the Plan shall have his or her contributions suspended for 6 months beginning on the date as of which he or she receives the hardship withdrawal. In addition, for Plan Years beginning after December 31, 2001, the limitation set forth in Section 8.7(d)(ii)(D) shall no longer be effective.

               (iii)Withdrawals on account of financial hardship shall not exceed the lesser of:

                    (A)  The amount of the immediate and heavy financial need;

                    (B) The value of the Participant's Before-Tax Account at the time of the distribution; and

                    (C) (I) the value of the Participant's Before-Tax Account as of December 31, 1988, plus the Participant's Before-Tax Contributions made on or after January 1, 1989, reduced by (II) the aggregate amount distributed on or after January 1, 1989.

     8.8. LOANS.

          (a) Upon the submission by the Participant of a loan application form as prescribed by the Committee, a Participant may borrow from the Trust, in accordance with the procedures established by the Committee, under such uniform rules as it shall adopt, an amount no less than $1,000 and not in excess of 50% of his or her vested Accounts (as of the Valuation Date coinciding with the date such loan is granted); provided, however, that the amount of such loan shall not exceed $50,000, reduced by the greater of (i) the highest outstanding balance of loans from the Trust Fund during the 1-year period ending on the date before the date on which such loan is made or modified, or (ii) the outstanding balance of loans from the Trust Fund on the date on which such loan is made or modified.

          (b) Loans shall be made available on a reasonably equivalent basis to each Participant or Beneficiary who has vested Account benefits and who either (i) is an Eligible Employee, or (ii) the Committee determines is a "party in interest" as such term is defined in
               Section 3(14) of ERISA, so long as the making of such loan does not discriminate in favor of highly compensated employees (as defined by Code Section 414(q)).

          (c) Loans shall be made on such terms as the Committee may prescribe, provided that any such loan shall be evidenced by a note or such documents as the Committee, in its sole discretion, shall determine under uniform rules prescribed by it, shall bear interest on the unpaid balance thereof at one percentage point above and shall be secured by the Participant's Segregated Loan Account.

          (d) Loans shall be repaid by the Participant by payroll deductions or any other method approved by the Committee which requires level amortization of principal and repayments not less frequently than quarterly. All loans, except those made for the purchase of a primary residence, shall be repaid over a period not to exceed 5 years in accordance with procedures established by the Committee from time to time.

          (e) Loans shall be an asset of the Participant's Accounts, shall be treated in the manner of a segregated account and shall be subject to the provisions of Section 6.1(b). Upon the failure of a Participant to make loan payments or some other event of default set forth in the promissory note, upon the Participant's termination of employment, or upon termination of the Plan pursuant to Section 12.2, such loan shall become due and payable, and the unpaid balance of such loan, including any unpaid interest, may in the Committee's discretion be charged against the Participant's Segregated Loan Account; provided that any unpaid balance of such loan, including any unpaid interest, shall be charged against the Participant's Segregated Loan Account before any distribution to the Participant.

          (f) Loan repayments will be suspended under the Plan as permitted under Code Section 414(u) during periods of military service.

     8.9. FACILITY OF PAYMENT. When, in the Committee's opinion, a Participant or Beneficiary is under a legal disability or is incapacitated in any way so as to be unable to manage his or her affairs, the Committee may direct the Trustee to make payments:

          (a)  directly to the Participant or Beneficiary;

          (b) to a duly appointed guardian or conservator of the Participant or Beneficiary;

          (c) to a custodian for the Participant or Beneficiary under the Uniform Gifts to Minors Act;

          (d)  to an adult relative of the Participant or Beneficiary; or

          (e)  directly for the benefit of the Participant or Beneficiary.

Any such payment shall constitute a complete discharge therefor with respect to the Trustee and the Committee.

     8.10. CLAIMS PROCEDURE.

          (a) Any person who believes that he or she is then entitled to receive a benefit under the Plan, including one greater than that initially determined by the Committee, may file a claim in writing with the Committee.

          (b) The Committee shall within 90 days of the receipt of a claim either allow or deny the claim in writing. A denial of benefits shall be written in a manner calculated to be understood by the claimant and shall include:

               (i)  the specific reason or reasons for the denial;

               (ii) specific references to pertinent Plan provisions on which the denial is based;

               (iii)a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

               (iv) an explanation of the Plan's claim review procedure.

          (c) A claimant whose claim is denied (or the claimant's duly authorized representative) may, within 60 days after receipt of denial of his or her claim:

               (i)  submit a written request for review to the Committee;

               (ii) review pertinent documents; and

               (iii)submit issues and comments in writing.

          (d) The Committee shall notify the claimant of its decision on review within 60 days of receipt of a request for review. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

          (e)  The 90-day and 60-day periods described in subsections (b) and
               (d), respectively, may be extended at the discretion of the Committee for a second 90- or 60-day period, as the case may be, provided that written notice of the extension is furnished to the claimant prior to the termination of the initial period, indicating the special circumstances requiring such extension of time and the date by which a final decision is expected.

          (f) Participants and Beneficiaries shall not be entitled to challenge the Committee's determinations in judicial or administrative proceedings without first complying with the procedures in this Article. The Committee's decisions made pursuant to this Section are intended to be final and binding on Participants, Beneficiaries and others.

     8.11. ELIGIBLE ROLLOVER DISTRIBUTIONS.

          (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article VIII, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); any 401(k) hardship withdrawal; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (c) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
               Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. Effective January 1, 2002, an eligible retirement plan should also include an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from the Plan. However, in the case of an eligible rollover distribution to a surviving spouse prior to January 1,

               2002, an eligible retirement plan is an individual retirement account or individual retirement annuity only.

          (d) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          (e) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE IX.
                           TOP-HEAVY PLAN REQUIREMENTS

     9.1. DEFINITIONS. For purposes of this Article IX:

          (a) A "Key Employee" is any current or former employee (and the beneficiaries of such employee) who at any time during the Determination Period was an officer of the Employer or an Affiliate if such individual's annual compensation exceeds 50% of the Defined Benefit Dollar Limitation, an owner (or considered an owner under Code Section 318) of one of the 10 largest interests in the Employer if such individual's compensation exceeds 100% of the Defined Contribution Dollar Limitation, a Five-Percent Owner, or a One-Percent Owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means
               Section 415 Compensation plus amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Section 125, 402(e)(3), 402(h), 132(f) or 403(b). The "Determination Period" is the Plan Year containing the Top-Heavy Determination Date and the four preceding Plan Years.

               Notwithstanding the foregoing, effective for Plan Years beginning after December 31, 2001, "Key Employee" means any employee or former employee (including any deceased employee) who at any time during the Determination Period was (i) an officer of an Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i) of the Code for Plan Years beginning after December 31, 2002), (ii) a 5% owner of an Employer, or (iii) a 1% owner of an Employer having annual compensation of more than $150,000. Effective for Plan Years beginning after December 31, 2001, the Determination Period is the current Plan Year.

               The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

          (b) For any Plan Year beginning after December 31, 1983, this Plan is "Top-Heavy" if any of the following conditions exists:

              (i) The Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

              (ii) This Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%;

              (iii)This Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

          (c)  The "Top-Heavy Ratio" shall be determined as follows:

              (i) If the Employer maintains one or more defined contribution plans and the Employer has not maintained any defined benefit plan that, during the 5-year period ending on the Top-Heavy Determination Date(s), has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Top-Heavy Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), both computed in accordance with Code
                   Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Top-Heavy Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

              (ii) If the Employer maintains one or more defined contribution plans and the Employer maintains or has maintained one or more defined benefit plans that, during the 5-year period ending on the Top-Heavy Determination Date(s), has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Top-Heavy Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Participants as of the Top-Heavy Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Top-Heavy Determination Date.

              (iii)For purposes of (i) and (ii) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Top-Heavy Determination Date, except as provided in Code
                   Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or
                   (B) who has not been credited with at least one hour of service with any employer maintaining the Plan at any time during the 5-year period ending on the Top-Heavy Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Top-Heavy Determination Date(s) that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

              (iv) Notwithstanding any provision of this Section 9.1(c) to the contrary, this subsection (iv) shall apply for purposes of determining the amounts of account balances of employees as of the Top-Heavy Determination Date, effective for Plan Years beginning after December 31, 2001.

                   (A) DISTRIBUTIONS DURING YEAR ENDING ON THE DETERMINATION DATE. The amounts of account balances of a Key Employee as of the Top-Heavy Determination Date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Top-Heavy Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section

                        416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than a severance from service, death or disability, this provision shall be applied by substituting a 5-year period for a 1-year period.

                   (B) EMPLOYEES NOT PERFORMING SERVICES DURING YEAR ENDING ON THE DETERMINATION DATE. The accounts of any individual who has not performed services for an Employer during the 1-year period ending on the Top-Heavy Determination Date shall not be taken into account.

              (d)  "Permissive Aggregation Group" means the Required
                    Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

              (e)  "Required Aggregation Group" means (i) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Section 401(a)(4) or 410.

                    Notwithstanding the foregoing, effective for Plan Years beginning after December 31, 2001, the Required Aggregation Group shall exclude qualified plans that consist solely of a safe harbor cash or deferred arrangement under Code
                    Section 401(k)(12) and safe harbor matching contributions under Code Section 401(m)(11).

               (f) "Top-Heavy Determination Date" means the first Plan Year, the last day of the preceding Plan Year or, for the first Plan Year of the Plan, the last day of that year.

               (g) "Present Value" shall be based on the interest assumption and post-retirement mortality assumption specified in the defined benefit plan.

               (h) "Employer" means the Employer and all Affiliates except for purposes of determining ownership under Code
                    Section 416(i)(1).

     9.2. TOP-HEAVY PLAN REQUIREMENTS.

          (a) Except as otherwise provided in (ii) and (iii) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of five percent of such Participant's Section 415 Compensation, as limited by Code Section 401(a)(17), or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Employer contributions and forfeitures, as a percentage of any Key Employee's Section 415 Compensation, as limited by Code Section 401(a)(17), allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (A) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan),
               (B) the Participant's failure to make mandatory employee contributions to the Plan, or (C) Section 415 Compensation less than a stated amount.

               Effective for Plan Years after December 31, 2001, Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum allocation requirements of
               Section 416(c)(2) of the Code and Section 9.2 of the Plan. The preceding sentence shall apply with respect to Employer Matching Contributions under the Plan or, if under subsection (iii) immediately below, the minimum allocation requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum allocation requirements shall be treated as Employer Matching Contributions for purposes of the Contribution Percentage Test and other requirements of Section 401(m) of the Code and Section 4.5 of the Plan.

              (i) The provision in (a) above shall not apply to any Participant who was not employed by the Employer or an Affiliate on the last day of the Plan Year.

              (ii) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer's contribution and forfeitures allocated under such plan or plans are equal to or exceed the amount required to be allocated under (a) above.

          (b) The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

                                   ARTICLE X.
                       POWERS AND DUTIES OF PLAN COMMITTEE

    10.1. APPOINTMENT OF PLAN COMMITTEE.

          (a) The Board of Directors of the Company (the "Board of Directors") or its duly authorized designee shall name a Plan Committee (the "Committee") to consist of not less than 3 persons to serve as administrator and a named fiduciary of the Plan. Any person, including directors, shareholders, officers, and employees of the Employer, shall be eligible to serve on the Committee. Every person appointed as a member of the Committee shall signify his or her acceptance in writing to the Board of Directors or its duly authorized designee.

          (b) Members of the Committee shall serve at the pleasure of the Board of Directors or its designee and may be removed by the Board of Directors or its designee at any time with or without cause. Any member of the Committee may resign by delivering his or her written resignation to the Board of Directors or its designee, and such resignation shall become effective at delivery or at any later date specified therein. Vacancies in the Committee shall be filled by the Board of Directors or its designee.

          (c) Usual and reasonable expenses of the Committee shall be paid by the Trustee out of the principal or income of the Trust Fund except to the extent the Employer agrees to pay such expenses in whole or in part. The members of the Committee shall not receive any compensation for their services as such.

    10.2. POWERS AND DUTIES OF COMMITTEE. Except as otherwise provided in this
Article X, the Committee shall have final and binding discretionary authority to control and manage the operation and administration of the Plan, including all rights and powers necessary or convenient to the carrying out of its functions hereunder, whether or not such rights and powers are specifically enumerated herein. In exercising its responsibilities hereunder, the Committee may manage and administer the Plan through the use of agents who may include employees of the Employer.

     Without limiting the generality of the foregoing, and in addition to the other powers set forth in this Article X, the Committee shall have the following discretionary authorities:

          (a) To construe and interpret the Plan, decide all questions of eligibility, and determine the amount, manner, and time of payment of any benefits hereunder;

          (b) To prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

          (c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

          (d) To request and receive from the Employer, Participants, and others such information as shall be necessary for the proper administration of the Plan;

          (e) To furnish to the Employer, upon request, such annual and other reports with respect to the administration of the Plan as are reasonable and appropriate;

          (f) To review the performance of the Trustee and any Investment Manager of the Trust Fund;

          (g) To establish investment guidelines and objectives for the Trustee or any Investment Manager;

          (h) To appoint one or more Investment Managers to manage any assets of the Plan and to remove any such Investment Managers in accordance with Section 10.7(c);

          (i)  To appoint one or more trustees;

          (j) To review Trustee records of the Participant loans and to maintain, in addition, accurate records of such loans internally;

          (k) To receive, review, and retain (as it deems convenient or proper) reports of the investments and the receipts and disbursements of the Trust Fund from the Trustee and/or any Investment Managers; and

          (l)  To add or delete investment Funds under Section 6.2.

    10.3. COMMITTEE PROCEDURES.

          (a) The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs.

          (b) A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of the majority of the members of the Committee present at the meeting. The Committee may act without a meeting by written consent of a majority of its members.

          (c) The Committee may elect one of its members as chairman and shall appoint a secretary, who may or may not be a Committee member, and shall advise the Trustee and the Employer of such actions in writing. The secretary shall keep a record of all actions of the Committee and shall forward all necessary communications to the Employer or the Trustee.

          (d) Filing or delivery of any document with or to the secretary of the Committee in person or by registered or certified mail, addressed in care of the Company, is deemed a filing with or delivery to the Committee.

    10.4. CONSULTATION WITH ADVISORS. The Committee (or any fiduciary designated by a Committee pursuant to Section 10.8) may employ or consult with counsel, actuaries, accountants, physicians or other advisors (who may be counsel, actuaries, accountants, physicians or other advisors for the Employer).

    10.5. COMMITTEE MEMBERS AS PARTICIPANTS. The Committee member may also be a Participant, but no Committee member shall have power to take part in any discretionary decision or action affecting his or her own interest as a Participant under this Plan unless such decision or action is upon a matter which affects all other Participants similarly situated and confers no special right, benefit or privilege not simultaneously conferred upon all other such Participants.

    10.6. RECORDS AND REPORTS. The Committee shall take all such action as it deems necessary or appropriate to comply with governmental laws and regulations relating to the maintenance of records, notifications to Participants, registrations with the Internal Revenue Service, reports to the U.S. Department of Labor and all other requirements applicable to the Plan.

    10.7. INVESTMENT POLICY.

          (a) The Committee from time to time shall determine the type of investment options to be held in the Plan. The Committee shall determine the investment Funds, as well as the Plan's short-term and long-term financial needs, with which the investment policy of the Trust shall be appropriately coordinated, and such needs shall be communicated from time to time to the Trustee, Investment Managers or others having any responsibility for management and control of the Trust assets.

          (b) Subject to the provisions of Section 6.2 and to (c) below, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust pursuant to an investment policy coordinated with the needs of the Plan as determined by the Committee.

          (c) The Committee may in its discretion appoint itself or one or more Investment Managers to manage (including the power to acquire and dispose of) any assets of the Plan pursuant to an investment policy coordinated with the needs of the Plan as determined by the Committee, in which event the Trustee shall not be liable for the acts or omissions of the Committee or any such Investment Manager or be under an obligation to invest or otherwise manage any asset of the Plan which is subject to the management of the Committee or any such Investment Manager except as directed. Any such Investment Manager shall acknowledge in writing that he/she is a fiduciary with respect to the Plan.

          (d) The term "Investment Manager" shall mean: (i) a registered investment adviser under the Investment Advisers Act of 1940;
               (ii) a bank as defined in the Investment Advisers Act of 1940; or
               (iii) an insurance company qualified under the laws of more than one state to manage, acquire and dispose of plan assets.

    10.8. DESIGNATION OF OTHER FIDUCIARIES. The Committee may designate in writing other persons to carry out a specified part or parts of its responsibilities hereunder (including the power to designate other persons to carry out a part of such designated responsibility), but not including the power to appoint Investment Managers. Any such designation shall be accepted by the designated person, who shall acknowledge in writing that he/she is a fiduciary with respect to the Plan.

    10.9. OBLIGATIONS OF COMMITTEE.

          (a) The Committee or its properly authorized delegate shall make such determinations as are necessary to accomplish the purposes of the Plan with respect to individual Participants or classes of such Participants. The Employer shall notify the Committee of facts relevant to such determinations, including, without limitation, length of service, compensation for services, dates of death, permanent disability, granting or terminating of leaves of absence, ages, retirement and termination of service for any reason (but indicating such reason), and termination of participation. The Employer shall also be responsible for notifying the Committee of any other facts which may be necessary for the Committee to discharge its responsibilities hereunder.

          (b) The Committee is hereby authorized to act solely upon the basis of such notifications from the Employer and to rely upon any document or signature believed by the Committee to be genuine and shall be fully protected in so doing. For the purpose of this Section, a letter or other written instrument signed in the name of the Employer by any officer thereof shall constitute a notification therefrom; except that any action by the Company or its Board of Directors with respect to the appointment or removal of a member of a Committee or the amendment of the Plan and Trust or the designation of a group of employees to which the Plan is applicable shall be evidenced by an instrument in writing, signed by a duly authorized officer or officers, certifying that said action has been authorized and directed by a resolution of the Board of Directors of the Company.

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

          (c) The Committee shall notify the Trustee of its actions and determinations affecting the responsibilities of the Trustee and shall give the Trustee directions as to payments or other distributions from the Trust Fund to the extent they may be necessary for the Trustee to fulfill the terms of the Trust Agreement.

          (d) The Committee shall be under no obligation to enforce payment of contributions hereunder or to determine whether contributions delivered to the Trustee comply with the provisions hereof relating to contributions, and is obligated only to administer this Plan pursuant to the terms hereof.

    10.10. INDEMNIFICATION OF THE COMMITTEE. The Company shall indemnify the Committee, members of the Committee, and their authorized delegates who are employees of the Employer for any liability or expenses, including attorneys' fees, incurred in the defense of any threatened or pending action, suit or proceeding by reason of their status as members of the Committee or its authorized delegates, to the full extent permitted by the law of the Company's state of incorporation.

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                                   ARTICLE XI.
                             TRUSTEE AND TRUST FUND

    11.1. TRUST FUND. A Trust Fund to be known as the CCC Information Services Inc. 401(k) Retirement Savings & Investment Trust (herein referred to as the "Trust" or the "Trust Fund") has been established by the execution of a trust agreement with one or more Trustees and is maintained for the purposes of this Plan and other qualified plans of the Company and its Affiliates. The assets of the Trust will be held, invested, and disposed of by the Trustee, in accordance with the terms of the Trust, for the benefit of the Participants and their Beneficiaries.

    11.2. PAYMENTS TO TRUST FUND AND EXPENSES. All contributions hereunder will be paid into and credited to the Trust Fund and all benefits hereunder and expenses chargeable thereto will be paid from the Trust Fund and charged thereto.

    11.3. TRUSTEE'S RESPONSIBILITIES. The powers, duties, and responsibilities of the Trustee shall be as set forth in the Trust Agreement and nothing contained in this Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

    11.4. REVERSION TO AN EMPLOYER. An Employer has no beneficial interest in the Trust Fund and no part of the Trust Fund shall ever revert or be repaid to an Employer, directly or indirectly, except that an Employer shall, upon written request, have a right to recover:

          (a) within one year of the date of payment of a contribution by such Employer, any amount (less any losses attributable thereto) contributed through a mistake of fact;

          (b) within one year of the date on which any deduction for a contribution by such Employer under Code Section 404 is disallowed, an amount equal to the amount disallowed (less any losses attributable thereto); and

          (c) at the termination of the Plan, any amounts with respect to its employees remaining in the Excess Forfeiture Suspense Account.

    11.5. ALLOCATION OF ASSETS. The Trust Fund may also include assets attributable to contributions made by the Company and its Affiliates to fund other defined contribution plans maintained by the Company and its Affiliates. In this event, separate accounting for assets in the Trust Fund shall be kept by the Company and Trustee so that the value of assets attributable to the Plan is readily ascertainable.

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                                  ARTICLE XII.
                            AMENDMENT OR TERMINATION

    12.1. AMENDMENT. While it is intended that the Plan shall continue in effect indefinitely, the Company reserves the right at any time or from time to time to modify or amend the Plan or to discontinue contributions thereto.

    12.2. TERMINATION. The Company reserves the right to terminate this Plan at any time.

    12.3. FORM OF AMENDMENT, DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS, AND TERMINATION. Any amendment, discontinuance of Employer contributions or termination shall be made only by resolution of the Board of Directors of the Company or by any person so duly authorized by the Board of Directors.

    12.4. LIMITATIONS ON AMENDMENTS. The provisions of this Article are subject to the following restrictions:

          (a) Except as provided in Section 11.4, no amendment shall operate either directly or indirectly to give the Employer any interest whatsoever in any funds or property held by the Trustee under the terms hereof, or to permit corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their Beneficiaries.

          (b) Except to the extent necessary to conform to the laws and regulations or to the extent permitted by any applicable law or regulation, no amendment shall operate either directly or indirectly to deprive any Participant of his or her nonforfeitable beneficial interest in his or her Accounts as of the date of the amendment.

          (c) No amendment shall change any vesting schedule unless each Participant who has completed 3 or more Years of Service is permitted to elect to have the nonforfeitable percentage of his or her Matching Account computed under the Plan without regard to such amendment. The period for making such election shall commence no later than the date of the adoption of such amendment and shall expire no earlier than 60 days after the latest of the following dates: (i) the date the Plan amendment is adopted, (ii) the date the Plan amendment becomes effective, or (iii) the date the Participant is issued written notice of the Plan amendment by the Committee. Notwithstanding the foregoing, no election need be offered to a Participant whose nonforfeitable percentage of his or her Matching Account cannot at any time be lower than such percentage determined without regard to such amendment.

          (d) Except as permitted by applicable law, no amendment shall eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit.

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    12.5. LEVEL OF BENEFITS UPON MERGER. This Plan shall not merge or consolidate with, or transfer assets or liabilities to, any other plan, unless each Participant shall be entitled to receive a benefit immediately after said merger, consolidation or transfer (if such other plan were then terminated) which shall be not less than the benefit he/she would have been entitled to receive immediately before said merger, consolidation or transfer (if this Plan were then terminated).

    12.6. VESTING UPON TERMINATION OR DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS; LIQUIDATION OF TRUST.

          (a) This Plan shall be deemed terminated if and only if the Plan terminates by operation of law or pursuant to Section 12.2. In the event of any termination or partial termination within the meaning of the Code, or in the event the Employer permanently discontinues the making of contributions to the Plan, the Matching Account of each affected Participant who is employed by the Employer on the date of the occurrence of such event shall be nonforfeitable; provided, however, that in no event shall any Participant or Beneficiary have recourse to other than the Trust Fund for the satisfaction of benefits hereunder.

          (b) In the event the Employer permanently discontinues the making of contributions to the Plan, the Trustee shall make or commence distribution, to each Participant or his or her Beneficiaries, of the value of such Participant's Accounts as provided herein within the time prescribed in Article VII. However, if, after such discontinuance, the Company shall determine it to be impracticable to continue the Trust any longer, the Company may, in its discretion, declare the date of termination of the Plan to be the Valuation Date for all Participants for whom a Valuation Date has not yet occurred. Such date shall also constitute the final distribution date for each Participant or Beneficiary whose Accounts are being distributed in installments.

          (c) The liquidation of the Trust, if any, in connection with any Plan termination shall be accomplished by the Committee acting on behalf of the Company. After directing that sufficient funds be set aside to provide for the payment of all expenses incurred in the administration of the Plan and the Trust, to the extent not paid or provided for by the Employer, the Committee shall, as promptly as shall then be reasonable under the circumstances, liquidate the Trust assets and distribute to each Participant or Beneficiary his or her share in the Trust Fund. Notwithstanding the foregoing, if the Employer or an Affiliate maintains another defined contribution plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or 409) or a simplified employee pension plan (as defined in Code Section 408(k)), the Before-Tax Account of such Participant shall be transferred to such other plan; provided, however, that if fewer than 2% of the Participants in this Plan at the time this Plan is

                                       54
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               terminated are or were eligible to participate under such other defined contribution plan at any time during the 24-month period beginning 12 months before the time of termination, the Before-Tax Account shall be treated in the same manner as the Participant's remaining Accounts. The Participant's remaining Accounts (and, if such other defined contribution plan does not meet the requirements described above, the Participant's Before-Tax Account) shall be transferred to such other plan unless the vested balance of such Accounts does not exceed $3,500 ($5,000 effective beginning with the 1998 Plan Year) (or at the time of any prior distribution did not exceed $5,000) or the Participant consents to the distribution of such Accounts. For purposes of the preceding sentence, effective October 17, 2000, the non-consensual cash-out limit will be applied at the time of transfer or distribution, regardless of whether the balance in the Accounts was less than $5,000 at the time of any previous distribution. Upon completion of such liquidation and distribution, the Trust shall finally and completely terminate. In the event the Committee is no longer in existence, the actions to be taken by the Committee pursuant to this Section shall be taken by the Trustee.

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                                  ARTICLE XIII.
                                  MISCELLANEOUS

    13.1. NO GUARANTEE OF EMPLOYMENT, ETC. Neither the creation of the Plan nor anything contained in the Plan or trust agreement shall be construed as a contract of employment between the Employer and the Participant or as giving any Participant hereunder or other employee of the Employer any right to remain in the employ of the Employer, any equity or other interest in the assets, business or affairs of the Employer, or any right to complain about any action taken or any policy adopted or pursued by the Employer.

    13.2. NONALIENATION.

          (a) Except as may be provided in the Plan with respect to loans to Participants, no Participant shall have any right to sell, assign, pledge, hypothecate, anticipate or in any way create a lien upon any part of the Trust Fund. Except to the extent required by law or provided in the Plan, no interest in the Trust Fund, or any part thereof, shall be assignable in or by operation of law, or be subject to liability in any way for the debts or defaults of Participants, their Beneficiaries, spouses or heirs-at-law, whether to the Employer or to others.

          (b) Prior to the time that distributions are to be made hereunder, the Participants, their spouses, Beneficiaries, heirs-at-law or legal representatives shall have no right to receive cash or other things of value from the Employer or the Trustee from or as a result of the Plan and Trust.

          (c) Notwithstanding the foregoing, effective August 5, 1997, for judgments, orders and decrees issued, and settlements, a Participant's benefit in the Plan may be reduced to satisfy liabilities of the Participant to the Plan due to (a) the Participant's conviction of a crime involving the Plan; (b) a civil judgment (or consent order or decree) entered by a court or an action brought in connection with a violation of the fiduciary provisions of ERISA; or (c) a settlement agreement between the Secretary of Labor or the PBGC and the Participant in connection with a violation of the fiduciary provisions of ERISA. To be effective, the court order establishing such liability must require that the Participant's benefit in the Plan be applied to satisfy the liability. Spousal consent is required to offset the liability, unless the court order also requires the spouse to pay an amount to the Plan.

    13.3. QUALIFIED DOMESTIC RELATIONS ORDER. Notwithstanding anything in this Plan to the contrary, the Committee shall distribute a Participant's Accounts, or any portion thereof, in accordance with the terms of any domestic relations order entered on or after January 1, 1985, which the Committee determines to be a qualified domestic relations order described in Code Section 414(p). Further notwithstanding any other provision of this Plan to the contrary, such distribution of a Participant's Accounts, or any portion thereof, to an alternate payee under a qualified domestic relations order shall, unless such order otherwise provides, be made in one lump sum, as soon as administratively practicable, after the Committee has determined that a domestic relations order is a qualified domestic relations order described in Code Section 414(p).

    13.4. CONTROLLING LAW. To the extent not preempted by the laws of the United States of America, the laws of the State of Illinois shall be the controlling state law in all matters relating to the Plan.

    13.5. SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

    13.6. NOTIFICATION OF ADDRESSES. Each Participant and each Beneficiary of a deceased Participant shall file with the Committee from time to time in writing his or her post-office address and each change of post-office address. Any communication, statement or notice addressed to the last post-office address filed with the Committee, or if no such address was filed with the Committee, then to the last post-office address of the Participant or Beneficiary as shown on the Employer's records, will be binding on the Participant and his or her Beneficiary for all purposes of this Plan, and neither the Committee nor the Employer shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary.

    13.7. GENDER AND NUMBER. Whenever the context requires or permits, the gender and number of words used herein shall be interchangeable.

                                       57
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                                  ARTICLE XIV.
                             ADOPTION BY AFFILIATES

    14.1. ADOPTION OF PLAN. Subject to any resolution or terms of any agreement approved by the Board of Directors of the Company or a committee thereof to the contrary, any Affiliate may adopt this Plan for the benefit of its eligible employees if authorized to do so by the Board of Directors of the Company. Such adoption shall be by resolution of such Affiliate's board of directors, a certified copy of which shall be filed with the Company, the Committee, and the Trustee. Upon such adoption, such Affiliate shall become an "Employer."

    14.2. THE COMPANY AS AGENT FOR EMPLOYER. Each Employer which has adopted this Plan pursuant to Section 14.1 hereby irrevocably gives and grants to the Company full and exclusive power conferred upon it by the terms of the Plan and Trust to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to the Plan, including sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust, and each such Employer, by adopting this Plan, irrevocably appoints the Company its agent for such purposes. Neither the Trustee, the Committee, nor any other person shall have any obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that all persons shall deal solely with the Company as if it were the sole company which had adopted this Plan. Each such Employer shall contribute such amounts as determined under Article IV.

    14.3. ADOPTION OF AMENDMENTS. Any Employer which adopts this Plan pursuant to Section 14.1 may amend this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Company or any person so duly authorized by the Board of Directors of the Company. Any Employer shall be deemed conclusively to have assented to any amendment of this Plan by the Company without the necessity of any affirmative action on the part of such Employer.

    14.4. TERMINATION. Any Employer which adopts this Plan pursuant to
Section 14.1 may terminate this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Company, or any person so duly authorized by the Board of Directors of the Company.

    14.5. DATA TO BE FURNISHED BY EMPLOYERS. Each Employer which adopts this Plan pursuant to Section 14.1 shall furnish information and maintain such records with respect to its Participants as called for hereunder, and its determinations and notifications with respect thereto shall have the same force and effect as comparable determinations by the Company with respect to its Participants.

    14.6. JOINT EMPLOYERS. If a Participant receives Considered Compensation during a Plan Year from more than one Employer, the total amount of such Considered Compensation shall be considered for the purposes of the Plan, and the respective Employers shall share in contributions to the Plan on account of said Participant based on the Considered Compensation paid to such Participant by the Employer.

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    14.7. EXPENSES. Each Employer shall pay such part of any expenses incurred in the administration of the Plan as the Company shall determine.

    14.8. WITHDRAWAL. An Employer may withdraw from the Plan by giving 60 days' written notice of its intention to the Company and the Trustee, unless a shorter notice shall be agreed to by the Company.

    14.9. PRIOR PLANS. If an Employer adopting the Plan already maintains a defined contribution plan covering employees who will be covered by this Plan, it may, with the consent of the Company, provide in its resolution adopting this Plan for the termination of its own plan or for the merger, restatement, and continuation of its own plan by this Plan. In either case, such Employer may, subject to the approval of the Company, provide in its resolution of adoption of this Plan for the transfer of the assets of such plan to the Trust for this Plan for the payment of benefits accrued under such other plan.

     IN WITNESS WHEREOF, the Company has caused this amendment and restatement of the Plan to be executed by its duly authorized officer.

                                              CCC INFORMATION SERVICES INC.

                                              By /s/ Oliver G. Prince, Jr.
                                                --------------------------------

                                              Its Senior Vice President
                                                 -------------------------------

                                              Date February 27, 2002
                                                  ------------------------------

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